As filed with the SEC on _________________.	Registration No. 33-20000

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 28

_________________

THE PRUDENTIAL VARIABLE
APPRECIABLE ACCOUNT

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

751 Broad Street

Newark, New Jersey 07102-3777

(800) 778-2255

(Address and telephone number of principal executive offices)

_________________

Thomas C. Castano

Assistant Secretary

The Prudential Insurance Company of America

213 Washington Street

Newark, New Jersey 07102-2992

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

_________________

It is proposed that this filing will become effective (check appropriate space):

 immediately upon filing pursuant to paragraph (b) of Rule 485

[x] on May 1, 2005 pursuant to paragraph (b) of Rule 485
               date

 60 days after filing pursuant to paragraph (a)(1) of Rule 485

 on ____________ pursuant to paragraph (a)(1) of Rule 485
                 date

[x] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2005

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

Variable

APPRECIABLE

LIFE®

INSURANCE CONTRACTS

As of November 12, 2001, Prudential no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance Contract (the “Contract”) offered by The Prudential Insurance Company of America (“Prudential”, “we”, “us”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

•

Invest your Contract’s premiums and its earnings in one or more of 14 available variable investment options of The Prudential Variable Appreciable Account (the “Account”), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series Fund”):

• Conservative Balanced • Diversified Bond • Equity • Flexible Managed • Global	• Government Income • High Yield Bond • Jennison • Money Market • Natural Resources	• Small Capitalization Stock • Stock Index • Value • Zero Coupon Bond 2005

•	Invest in the fixed rate option, which pays a guaranteed interest rate.

•	Invest in The Prudential Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance Contract is subject to risk, including the possible loss of your money. An investment in The Prudential Variable Appreciable Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS

Page

PAGE

SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	4

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	5
Brief Description of the Contract	5
Types of Death Benefit Available Under the Contract	5
Death Benefit Guarantee	5
The Contract Fund	5
Tabular Contract Fund	6
Premium Payments	6
Allocation of Premiums	6
Investment Choices	6
Transfers Among Investment Options	7
Increasing or Decreasing the Face Amount	7
Access to Contract Values	7
Contract Loans	7
Canceling the Contract	8

SUMMARY OF CONTRACT RISKS	8
Contract Values are not Guaranteed	8
Increase in Charges	8
Contract Lapse	8
Risks Involved with Using the Contract as a Short-Term Savings Vehicle	8
Risks of Taking Withdrawals	9
Limitations on Transfers	9
Limitations and Charges on Surrender of the Contract	10
Risks of Taking a Contract Loan	10
Tax Consequences of Buying this Contract	10

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	11
Risks Associated with the Variable Investment Options	11
Learn More about the Variable Investment Options	11

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY	11
The Prudential Insurance Company of America	11
The Prudential Variable Appreciable Account	11
The Prudential Series Fund, Inc.	12
Service Fees Payable to Prudential	14
Voting Rights	14
Substitution of Variable Investment Options	14
The Fixed Rate Option	15
The Prudential Variable Contract Real Property Account	15

CHARGES AND EXPENSES	15
Taxes Attributable to Premiums	16
Deduction from Premiums	16
Sales Load Charges	16
Cost of Insurance	16
Monthly Deductions from the Contract Fund	17
Daily Deduction from the Variable Investment Options	17
Surrender Charges	17
Transaction Charges	18
Portfolio Charges	19
Rider Charges	19

PERSONS HAVING RIGHTS UNDER THE CONTRACT	19
Contract Owner	19
Beneficiary	19

OTHER GENERAL CONTRACT PROVISIONS	19
Assignment	19
Incontestability	19
Misstatement of Age or Sex	20
Settlement Options	20
Suicide Exclusion	20

RIDERS	20

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	21

PREMIUMS	21
Allocation of Premiums	22
Transfers/Restrictions on Transfers	23
Dollar Cost Averaging	24

DEATH BENEFITS	24
Contract Date	24
When Proceeds Are Paid	25
Types of Death Benefit	25
Increases in the Face Amount	25
Decreases in the Face Amount	27

CONTRACT VALUES	27
Surrender of a Contract	27
How a Contract’s Cash Surrender Value Will Vary	27
Loans	28
Withdrawals	29

LAPSE AND REINSTATEMENT	30
Options on Lapse	30

TAXES	31
Tax Treatment of Contract Benefits	31
Tax-Qualified Pension Plans	33

DISTRIBUTION AND COMPENSATION	33

LEGAL PROCEEDINGS	34

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS	35

ADDITIONAL INFORMATION	37

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	38

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer amounts between investment options.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Taxes Attributable to Premiums (1)	Deducted from premium payments.	1.25% to 14.85% depending on state and locality. (3)
Administrative Fee	Deducted from premium payments.	$2
Maximum Sales Charge on Premiums (Load) (2)	Monthly	0.5% of the primary annual premium.
Contingent Deferred Sales Charge (Load) (2)	Upon lapse, surrender or decrease in the face amount.	50.0% of the primary annual premium.
Other Surrender Fees (2)	Upon lapse, surrender or decrease in the face amount.	$5 per $1,000 of coverage amount.
Withdrawal Fee	Upon withdrawal.	The lesser of $15 and 2% of the withdrawal amount.
Face amount Change Fee	When there is a change in the face amount.	$15.
Living Needs Benefit Fee	When the benefit is paid.	$150.

(1)

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

(3)	The most common charge for taxes attributable to premiums is 3.25%.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance(“COI”) for the face amount. (1)(2)

____________

Minimum and Maximum Charges

_____________

Initial COI for a representative Contract owner, male age 30 in the preferred underwriting class, no riders

	Monthly	From $0.06 to $83.34 per $1,000 of Net Amount of Risk. _____________ $0.18 per $1,000 of Net Amount of Risk for a Contract issued after 1998.
Mortality and Expense Risk Fees	Daily	Effective annual rate of 0.9% of the amount of assets in the variable investment options.
Additional Mortality Fees for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08 per $1,000 of the face amount.
Fee for the face amount	Monthly	$3.00 plus up to $0.03 per $1,000 of the face amount.
Net interest on loans (5)	Annually	1.5%
Guaranteed Death Benefit Fee for the face amount or an increase to the face amount	Monthly	$0.01 per $1,000 of the face amount or increase in the face amount.
Fee for an increase to the face amount	Monthly	$0.03 per $1,000 of the face amount.

Fee for Level Premium Term Rider (1)

_____________

Minimum and Maximum Charges

_____________

Level Premium Term Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

	Monthly	From $0.03 to $27.00 per $1,000 of coverage. _____________ $0.15 per $1,000 of coverage.
Fee for Child Level Premium Term Rider (6)	Monthly	$0.45 per $1,000 of rider coverage amount.

Fee for the Renewable Premium Term Rider (1)

_____________

Minimum and Maximum Charges

_____________

Renewable Premium Term Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

Monthly	From $0.02 to $55.08 per $1,000 of coverage. _____________ $0.13 per $1,000 of coverage

Fee for Accidental Death Benefit Rider (1)

_____________

Minimum and Maximum Charges

_____________

Accidental Death Benefit Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

Monthly	From $0.03 to $0.70 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage.

Fee for the Option to Purchase Addition Insurance Rider (1)

_____________

Minimum and Maximum Charges

_____________

Option to Purchase Addition Insurance Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

Monthly	From $0.06 to $0.37 per $1,000 of coverage, depending on issue age. _____________ $0.23 per $1,000 of coverage.

Fee for Waiver of Premium Rider (1)

_____________

Minimum and Maximum Charges

_____________

Waiver of Premium Rider Charge fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

Monthly	From $0.01 to $0.31 per $1,000 of coverage. _____________ $0.07 per $1,000 of coverage.

Applicant Waiver of Premium Rider (1)(4)

_____________

Minimum and Maximum Charges

_____________

Applicant Waiver of Premium Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

Monthly

From 0.424% to 3.394% of the Contract’s annual premium but not less than $0.15 per $1,000 of coverage.

_____________

0.679% of the Contract’s annual premium but not less than $0.15 per $1,000 of coverage.

Unscheduled Premium Benefit Rider (1)(4)

_____________

Minimum and Maximum Charges

_____________

Unscheduled Premium Benefit Rider fee for a representative Contract owner, male age 30 in the preferred underwriting class. (3)

Monthly	From 0.38% to 1.14% of the current unscheduled premium benefit amount. _____________ 0.42% of the unscheduled premium benefit amount.

(1)

The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class. The charges given are representative for issues after 1997. Other rates may apply to earlier issues.

(2)	For example, the highest COI rate is for an insured who is a male/female age 99.

You may obtain more information about the particular COI charges that apply to you by contacting your Prudential representative(3)	.

(4)	The cost of this rider will provide for an additional benefit amount, above the amount for the waiver of premium rider. The percentage varies based on underwriting class.

(5)

The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	0.84%

(1)	Total Annual operating expense for Real Property Partnership is 9.72%.

SUMMARY OF THE CONTRACT

AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value. Some features described in this prospectus may not be available in some states.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, that the Contract Fund may grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Prudential Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•

We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and at least the face amount of insurance will be paid upon the death of the insured.

•

If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the “Tabular Contract Fund”, and it increases each month. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans.

Your Scheduled Premium consists of two amounts:

•

The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, and Tax Treatment of Contract Benefits. Prudential will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums.

On the Contract date, we deduct a $2 processing charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are made. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office (the address on your bill), but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge and the charge for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the 14 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., The Fixed Rate Option, and The Prudential Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the date of receipt at the Payment Office.

We may add additional variable investment options in the future.

Transfers Among Investment Options

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers/Restrictions on Transfers.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other Contract owners.

Restrictions will be applied uniformly and will not be waived.

In addition, you may use our dollar cost averaging feature. See Transfers/Restrictions on Transfers, Dollar Cost Averaging.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in the face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in the face amount. See Increases in the Face Amount.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the face amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is generally $200, but may be lower in some states. See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage. However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we are entitled to make under the Contract. The “current charge” is the amount that we are now charging, which may be lower. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the required payment to prevent your Contract from lapsing. Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a death benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education. The Contract’s death benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES. It is important to note, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount of insurance, you should consult with your tax adviser and your Prudential representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. There is no charge. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in the face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract Fund. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.

Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance contract. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. We will notify you if a premium or a reduction in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, death benefit payments under Modified Endowment Contracts, like death benefit payments under other life insurance Contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

SUMMARY OF RISKS ASSOCIATED WITH

THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of 14 available variable investment options. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., The Fixed Rate Option, and The Prudential Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The separate account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership. See the accompanying prospectus for the Prudential Real Property Account. Each variable investment option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus. The income, gains, and losses of one variable investment option have no effect on the investment performance of any other variable investment option.

We do not promise that the variable investment options will meet their investment objectives. Amounts you allocate to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the variable investment options you choose. You bear the investment risk that the variable investment options may not meet their investment objectives. It is possible to lose your entire investment in the variable investment options. Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when separate account and Contract charges are deducted, you experience a negative return. See The Prudential Series Fund, Inc.

Learn More about the Variable Investment Options

Before allocating amounts to the variable investment options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANY

The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”), a stock life insurance company, founded in 1875 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states. Prudential’s principal Executive Office is located at 751 Broad Street, Newark, New Jersey 07102.

The Prudential Variable Appreciable Account

Prudential has established a separate account, the Prudential Variable Appreciable Account (the “Account”), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time these additional assets will be transferred to Prudential’s general account. Prudential will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Prudential’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Prudential conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 14 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that are held as an investment for that option. We hold these shares in the Account. We may remove or add additional variable investment options in the future. The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts.

The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met.

Listed below are the variable investment options in which the Account invests, their investment objectives, investment advisers and investment subadvisers:

•

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

•

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

•

Equity Portfolio: (merged with SP MFS Capital Opportunities Portfolio): The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

•	Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

•

Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations.

•

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

•

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

•

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

•

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

•

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P Small Cap 600 Index”) by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

•

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by investing at least 80% of its investable assets in S&P 500 stocks.

•

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued-those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

•

Zero Coupon Bond Portfolio - 2005: The investment objective is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests at least 80% of its investable assets in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential Investments LLC (“PI”), an wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a “manager-of-managers” approach. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Jennison Associates LLC (“Jennison”), also an indirect wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Global Portfolio, the Jennison Portfolio, and the Natural Resources Portfolio. Jennison serves as a subadviser for a portion of the assets of the Equity Portfolio. Jennison is located at 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (“PIM”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio, and the Zero Coupon Bond 2005 Portfolio. PIM is located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (“GEAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM is located at 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management, Inc. (“SaBAM”) serves as the subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM is located at 399 Park Avenue, New York, New York 10022.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each subadviser out of the fee that PI receives from the Series Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying funds. Neither the companies that invest in the Fund nor the Fund currently foresee any such disadvantage. The Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any variable investment option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

The Series Fund or an affiliate of the Series Fund may compensate Prudential based upon an annual percentage of the average assets held in the portfolio by Prudential under the Contracts. These percentages may vary by portfolio, and reflect administrative and other services we provide. With regard to its variable life insurance Contracts generally, Prudential receives an annual fee that ranges from 0.05% to 0.40% for providing such services.

Service Fees Payable to Prudential

Prudential has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Prudential provides administrative and support services to the portfolios for which it receives an annual fee of 0.05%, as of May 1, 2005, of the average assets allocated to the Series Fund portfolios.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the variable investment options. However, we vote the shares of the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more variable investment options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract owner voting instructions, we will advise Contract owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the variable investment options. We may also cease to allow investments in any existing variable investment options. We do this only if events such as investment policy changes or tax law changes make a variable investment option unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the fixed rate option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%. Prudential is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the fixed rate option are subject to strict limits. See Transfers/Restrictions on Transfers. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Prudential Variable Contract Real Property Account

The Real Property Account is a separate account of Prudential. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with Prudential Investment Management, Inc. (“PIM”), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans. Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will vary by state and locality. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts.

The first part is a charge for state and local premium taxes. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (in some instances may exceed 5%) of the premium we receive.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of Prudential’s federal income taxes.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Sales Load Charges

A sales charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium”. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and Deduction from Premiums) and less the $3 part of the monthly deduction. See Monthly Deductions from Contract Fund. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that.

There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load (“CDSL”) and is described under Surrender Charges.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables us to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract’s death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, and charges. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, our current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a “guaranteed issue” basis and may have current mortality charges that are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)

We deduct an administrative charge based on the face amount of insurance. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. We deduct $3 per Contract and up to $0.03 per $1,000 of the face amount of insurance. This charge also applies to increases in the face amount of insurance. Thus, for a Contract with a $75,000 face amount of insurance, the charge is $3 plus $2.25 for a total of $5.25 per month. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 of the face amount of insurance is reduced to $0.01 per $1,000 for that portion of the face amount that exceeds $100,000 and will not exceed $12.

(b)

We also deduct a charge of $0.01 per $1,000 of the face amount of insurance to compensate us for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums. We periodically review the question of a charge to the Account for Prudential’s federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Surrender Charges

We assess additional sales load, the contingent deferred sales load (“CDSL”), if the Contract lapses or is surrendered during the first 10 Contract years or 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge, see Taxes Attributable to Premiums, and see Deduction from Premiums), and less the $3 part of the monthly administrative charge. See Monthly Deductions from Contract Fund. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of the face amount.

The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under Monthly Deductions from Contract Fund)

The limitation is based on a Guideline Annual Premium (“GAP”) that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

Maximum Percentages for Surrender Charges
Surrender, Last Day of Year No.	Cumulative Scheduled Premiums Paid	Cumulative Sales Load Deducted from Contract Fund	Contingent Deferred Sales Load	Total Sales Load	Cumulative Total Sales Load as Percentage of Scheduled Premiums Paid
1 2 3 4 5 6 7 8 9 10	$ 894.06 1,788.12 2,682.18 3,576.24 4,470.30 5,364.36 6,258.42 7,152.48 8,046.54 8,940.60	$ 49.56 99.12 148.68 198.24 247.80 247.80 247.80 247.80 247.80 247.80	$218.66 367.64 398.55 414.00 414.00 331.00 248.00 166.00 83.00 0.00	$268.22 466.76 547.23 612.24 661.80 578.80 495.80 413.80 330.80 247.80	30.00% 26.10% 20.40% 17.12% 14.80% 10.79% 7.92% 5.79% 4.11% 2.77%

The percentages shown in the last column will not be appreciably different for insureds of different ages.

We deduct a charge of $5 per $1,000 of the face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely at the end of the 10th Contract year or 10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. We do not deduct a surrender charge from the death benefit if the insured dies during the first 10 Contract years or 10 years from an increase in the face amount of insurance.

Transaction Charges

(a)	We currently charge a transaction fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the face amount of insurance.

(c)	We may charge a transaction fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Series Fund prospectus.

Rider Charges

Contract owners may be able to obtain additional benefits, which may increase the Scheduled Premium. These optional insurance benefits are described in what is known as a “rider” to the Contract. We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract owner is the insured. There are circumstances when the Contract owner is not the insured. There may also be more than one Contract owner. If the Contract owner is not the insured or there is more than one Contract owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date we receive your request.

While the insured is living, the Contract owner is entitled to any Contract benefit and value. Only the Contract owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date we receive your request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. If we learn of the inaccuracy after the insured’s death any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. If we learn of the inaccuracy before the insured’s death the current scheduled premium will be adjusted.

Settlement Options

The Contract grants to most Contract owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Prudential has entered into an agreement with Pruco Life and Pruco Life of New Jersey under which Prudential furnishes Pruco Life and Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. Pruco Life and Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. The Alliance Account is the default settlement option in states where it is approved. Any Prudential representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and we will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the face amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Samples of the provisions are available from Prudential upon written request.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider is available on your Contract in states where it is approved. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will never be lower than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of November 12, 2001, Prudential no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 81. You could have applied for a minimum initial guaranteed death benefit of $75,000; however, higher minimums applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. Before issuing any Contract, Prudential required evidence of insurability, which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example, a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

The Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the “Premium Change Date”). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2)

maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 and T2.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation. See Tax Treatment of Contract Benefits.

If you choose to add a “rider” to your Contract that provides additional benefits (see RIDERS), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these “term riders” also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid within 61 days after the scheduled premiums are due (or missed premiums are paid later with interest) and there are no withdrawals.

Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Unless you elect otherwise, your Contract will include a “waiver of premium” provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

Allocation of Premiums

On the Contract date, we deduct a $2 processing charge and the charge for taxes attributable to premiums from the initial premium. Then the first monthly charges are made. The remainder of the initial premium will be allocated among the variable investment options, the fixed rate option, or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt in Good Order at the Payment Office, but not earlier than the Contract date.

After the Contract date, we deduct a $2 per payment charge and the charge for taxes attributable to premiums from each subsequent premium payment. After the deductions from premiums, the net payment will be invested as of the end of the valuation period in which it is received in Good Order at the Payment Office in accordance with the allocation previously designated. The “valuation period” means the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided the Contract is not in default and you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular variable investment option, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33?% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract year, transfer amounts from one variable investment option to another variable investment option, to the fixed rate option, or to the Real Property Account, without charge. Additional transfers may be made with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

All the shares held by the Zero Coupon Bond subaccount in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond subaccount will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.

Only one transfer from the fixed rate option will be permitted during each Contract year and only within 30 days following each Contract anniversary. The maximum amount that may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. Such transfer requests received prior to the Contract anniversary will take effect on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Service Office. We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the fixed rate option. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract owners.

In addition, Contract owners who own variable life insurance or variable annuity Contracts that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than Contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract owners.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”). Upon your request, premiums will be allocated to the portion of the Money Market subaccount used for this feature (the “DCA account”). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at our discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received at the Payment Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Service Office. However, we may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the cash surrender value attributable to: (1) the fixed rate option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

You may have selected from two types of death benefit at issue. A Contract with a Form A death benefit has a death benefit, which will generally equal the initial face amount. Favorable investment results and additional premium payments will generally increase the cash surrender value and decrease the net amount at risk and result in lower charges. This type of death benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the death benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B death benefit has a death benefit, which will generally equal the face amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value. Favorable investment performance and additional premium payments will generally increase your Contract's death benefit and cash surrender value. However, the increase in the cash surrender value for Form B Contract may be less than the increase in cash surrender value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default there have been no withdrawals, and there is no Contract debt, the death benefit may not fall below the face amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See CHARGES AND EXPENSES. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

Contract owners of a Form A Contract should note that any withdrawal may result in a reduction of the face amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the face amount below the minimum face amount. For Form B Contracts, withdrawals will not change the face amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased. See Withdrawals.

Increases in the Face Amount

After your first Contract anniversary, you may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit). The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in the face amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. Currently, no transaction charge is being made in connection with an increase in the face amount. However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase. We also reserve the right to deny more than one increase per Contract year.

An increase in the face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in the face amount, we will recompute the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund. Requests for increases received within six months after the most recent Contract anniversary will be effective on your choice of the prior or the next Contract anniversary and is limited only by applicable state law. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. A payment will be required on the date of increase, which will depend, in part, on the Contract anniversary you select for the recomputation. We will tell you the amount of the required payment. You should also note that an increase in the face amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. Therefore, before increasing the face amount, you should consult your own tax adviser and a Prudential representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A “base Contract” representing the Contract before the increase and an “incremental Contract” representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium (“GAP”) of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been in-force for five years, although we reserve the right to continue to make this deduction thereafter. Similarly, any amount of sales charges upon lapse or surrender, the application of the overall limitation upon sales load, and the contingent deferred sales load will be determined as if there were two separate Contracts rather than one. Thus, a Contract owner considering an increase in the face amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a “free-look” right, which applies only to the increase in the face amount, not the entire Contract. The “free-look” right is comparable to the right afforded to the purchaser of a new Contract. You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund. See Canceling the Contract. Charges deducted after the increase will be recomputed as though no increase had been applied.

You may transfer the total amount attributable to the increase in the face amount from the variable investment options or the Real Property Account to the fixed rate option at any time within two years after an increase in the face amount.

Decreases in the Face Amount

You have the option of decreasing the face amount of insurance of the Contract without withdrawing any cash surrender value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the face amount of insurance after the decrease must be at least equal to the minimum face amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new face amount, tabular values, scheduled premiums, charges, values, and limitations. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000. Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the face amount of insurance. We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.

It is important to note, however, that if the face amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Prudential representative before requesting any decrease in the face amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced. The reduction is based upon the face amount of insurance. The face amount of insurance must be at least equal to the minimum face amount applicable to the insured’s Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. For reduced paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced.

To surrender a Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. Generally, we will pay your Contract’s cash surrender value within seven days after all the documents required for such a payment are received in Good Order at a Service Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.

How a Contract’s Cash Surrender Value Will Vary

The cash surrender value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the valuation period in which a surrender request is received in Good Order at a Service Office. The Contract’s cash surrender value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the variable investment option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the fixed rate option; and
(4)	the daily asset charge for mortality and expense risks assessed against the variable investment options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES. Upon request, we will tell you the cash surrender value of your Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract debt, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 and T2 in this prospectus illustrate approximately what the cash surrender values would be for representative Form A and Form B Contracts, paying certain premium amounts and assuming hypothetical uniform investment results in the variable investment options, and also provide information about the aggregate Scheduled Premiums payable under those Contracts. The two tables also show the premium amount that may be required on the premium change date to guarantee the Contract against lapse and assume maximum charges will be used throughout the lifetime of the insured. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS.

Loans

You may borrow up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the cash value attributable to the variable investment options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option. The minimum amount that may be borrowed at any one time is $500 unless the proceeds are used to pay premiums on the Contract. The minimum loan amount you borrow may be lower in some states.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2003 ranged from 5.85% to 6.84%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

When a loan is made, an amount equal to the loan proceeds (the “loan amount”) is transferred out of the subaccounts and the Real Property Account (collectively, the “variable investment options”), and/or the fixed rate option to our general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable investment options or the fixed rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time we established a new interest rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options.

The loan repayment is first divided between the variable investment options as a group and the fixed rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable investment options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's cash surrender value without surrendering the Contract, subject to the following restrictions:

(a)

The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(b) The amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero.
(c) The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(d) You may make no more than four withdrawals in each Contract year.

There is a transaction fee for each withdrawal equal to the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. We will not permit a withdrawal if it will result in a new face amount of less than the minimum face amount shown under List of Contract Minimums in your Contract Data pages. If a withdrawal is made before the end of the 10th Contract year, the Contract Fund may also be reduced by a proportionate amount of any surrender charges, based on the percentage reduction in the face amount. Form A Contract owners who make a withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the face amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in the face amount, you should consult with your tax adviser and your Prudential representative. See Tax Treatment of Contract Benefits.

Under a Form B Contract, the cash surrender value and the Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract. Withdrawal of any portion of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office. See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at the Payment Office within the 61day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, we require renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential’s prior to the end of the 61day grace period. You may also choose one of the three options described below for which no further premiums are payable.

1.

Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Prudential, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.

Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Prudential’s needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's death benefit will generally be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•

If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•

Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the face amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Prudential representative if you are contemplating any of these steps.

•

If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum face amount of $10,000, and with increases and decreases in the face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (Prusec is a successor company to Pruco Securities Corporation, established in 1971.) Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prusec serves as principal underwriter of the variable insurance Contracts issued by Prudential. The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004, $116,853,430 in 2003 and $147,577,922 in 2002. Prusec passes through the gross distribution revenue it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004, $12,087,173 in 2003, and $16,553,533 in 2002. Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on the scheduled premium. The scheduled Premium will vary by issue age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract owner.

Broker-dealers will receive compensation of up to 105% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and 8% on premiums received up to the next nine Scheduled Premiums. Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

If the face amount is increased, broker-dealers will receive compensation of up to 105% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and 8% of premiums received up to the next nine Scheduled Premiums for the increase. Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, 4.5% on premiums received in years six through 10, and 3% beyond 10 years.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the separate account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to Prudential and proceedings that are typical of the businesses in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, Prudential Financial and certain of its subsidiaries, including Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office, the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. We may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. We are cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance.

In August 2000, plaintiffs filed a purported national class action against us in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that we should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs’ motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and other Prudential entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that Prudential received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the District Court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians. In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal claims for conspiracy to violate RICO and aiding and abetting RICO violations. The trial is scheduled for September 2005.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential’s financial position.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (pages T1 and T2) show how a Contract’s death benefit and cash surrender values change with the investment experience of the Account. They are “hypothetical” because they are based, in part, upon several assumptions, which are described below. Both tables assume the following:

•

a Contract with a face amount of $75,000 bought on or after December 31, 1998 by a 30 year old male, Preferred, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

•	a given premium amount is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 7.25% and no loans are taken.

•	maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.

•

the Contract Fund has been invested in equal amounts in each of the 14 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

•	the Contracts are not issued on a guaranteed issue basis and the risk classification is not on a multiple life basis.

The first table (page T1) assumes a Form A (fixed) Contract has been purchased and the second table (page T2) assumes a Form B (variable) Contract has been purchased.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code’s definition of life insurance. See Types of Death Benefit.

There are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following tables shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 14 portfolios of 0.54%, and the daily deduction from the Contract Fund of 0.90% per year. Assuming maximum charges, gross returns of 0%, 6% and 12% are the equivalent of net returns of -1.44%, 4.56% and 10.56%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.54% and will depend on which variable investment options are selected.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. We strongly recommend periodic Contract reviews with your Prudential representative. Reviews are an excellent way to monitor the performance of the Contract against your expectations and to identify adjustments that may be necessary to meet your needs.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 30 year old man, using maximum charges, may be useful for a 30 year old man, but would be inaccurate if made for insureds of other ages, sex, or rating class. Your Prudential representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                                                         ILLUSTRATIONS
                                                         -------------

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                 FORM A -- FIXED DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (2)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (2)    (-1.44% Net)      (4.56% Net)     (10.56% Net)    (-1.44% Net)      (4.56% Net)     (10.56% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------  --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   328          $    391        $454
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,226          $  1,411        $1,603
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,131          $  2,499        $2,898
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 3,021          $  3,634        $4,326
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,895          $  4,819        $5,904
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,877          $  6,179        $7,771
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,843          $  7,592        $9,819
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,789          $  9,058        $12,065
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,718          $ 10,579        $14,532
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,627          $ 12,158        $17,243
     15            $ 24,989        $75,000          $ 75,000        $  104,881       $12,229          $ 20,362        $34,668
     20            $ 37,163        $75,000          $ 78,346        $  160,648       $15,247          $ 30,388        $62,311
     25            $ 51,974        $75,000          $ 93,538        $  233,724       $17,502          $ 42,287        $105,664
     30            $ 69,994        $75,000          $107,329        $  330,804       $18,606          $ 55,994        $172,581
     35            $ 91,918        $75,000          $120,035        $  460,977       $17,887          $ 71,382        $274,134
     40            $115,014        $75,000          $125,844        $  629,459       $21,828          $ 84,018        $420,252
     45            $143,114        $75,000          $131,725        $  859,084       $21,229          $ 97,070        $633,067
     50            $177,302        $75,000          $138,906        $1,174,948       $11,443          $110,773        $936,986
     55            $218,897        $75,000          $146,471        $1,610,791       $     0          $124,380        $1,367,852
     60            $269,503        $75,000          $154,657        $2,219,072       $     0          $137,622        $1,974,642
     65            $331,074        $75,000          $163,724        $3,072,167       $     0          $153,100        $2,872,814
     70            $405,984        $75,000          $176,097        $4,328,300       $     0          $176,097        $4,328,300

  (1) Assumes no Contract loan has been made.

  (2) For a hypothetical gross investment return of 0%, the premium after age 65 will be $2,902.09. For a gross return of 6% the premium after age 65 will be $564.86. For a gross return of 12% the premium after age 65 will be $564.86.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

      The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T1

                                          VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                                                FORM B -- VARIABLE DEATH BENEFIT
                                                  MALE PREFERRED ISSUE AGE 30
                                                $75,000 GUARANTEED DEATH BENEFIT
                                          ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (2)
                                               USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (2)    (-1.44% Net)      (4.56% Net)     (10.56% Net)    (-1.44% Net)      (4.56% Net)     (10.56% Net)
   ------       --------------  --------------    -------------   --------------  --------------    --------------  -------------
      1            $  1,248        $75,584          $ 75,647        $   75,710       $   304          $    367        $430
      2            $  2,546        $76,141          $ 76,325        $   76,517       $ 1,222          $  1,407        $1,599
      3            $  3,896        $76,670          $ 77,036        $   77,433       $ 2,125          $  2,492        $2,889
      4            $  5,300        $77,171          $ 77,782        $   78,471       $ 3,011          $  3,622        $4,311
      5            $  6,760        $77,644          $ 78,563        $   79,642       $ 3,880          $  4,799        $5,878
      6            $  8,278        $78,089          $ 79,383        $   80,964       $ 4,857          $  6,151        $7,732
      7            $  9,857        $78,506          $ 80,242        $   82,452       $ 5,816          $  7,552        $9,762
      8            $ 11,499        $78,894          $ 81,143        $   84,124       $ 6,754          $  9,003        $11,983
      9            $ 13,207        $79,254          $ 82,087        $   85,999       $ 7,673          $ 10,506        $14,418
     10            $ 14,984        $79,585          $ 83,077        $   88,102       $ 8,572          $ 12,063        $17,088
     15            $ 24,989        $80,819          $ 88,786        $  103,558       $12,098          $ 20,065        $34,231
     20            $ 37,163        $81,363          $ 95,991        $  158,852       $14,988          $ 29,616        $61,614
     25            $ 51,974        $81,285          $105,068        $  231,284       $17,040          $ 40,824        $104,561
     30            $ 69,994        $80,758          $116,470        $  327,492       $17,824          $ 53,536        $170,852
     35            $ 91,918        $80,160          $130,743        $  456,477       $16,597          $ 67,180        $271,458
     40            $115,023        $75,000          $129,026        $  623,343       $21,728          $ 76,905        $416,169
     45            $143,134        $75,000          $127,379        $  850,763       $23,008          $ 86,121        $626,936
     50            $177,336        $75,000          $126,727        $1,163,499       $15,959          $ 94,966        $927,855
     55            $218,947        $75,000          $126,672        $1,595,126       $     0          $103,021        $1,354,549
     60            $269,573        $75,000          $127,393        $2,197,517       $     0          $110,119        $1,955,461
     65            $331,168        $75,000          $129,206        $3,042,347       $     0          $119,030        $2,844,930
     70            $406,107        $75,000          $134,714        $4,286,308       $     0          $134,714        $4,286,308

  (1) Assumes no Contract loan has been made.

  (2) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,259.89. For a gross return of 6% the premium after age 65 will be $566.47. For a gross return of 12% the premium after age 65 will be $564.86.  The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%.  For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

      The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation.  The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years.  No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                               T2

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102, or by telephoning (800) 732-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS

USED IN THIS PROSPECTUS

attained age - The insured’s age on the Contract date plus the number of Contract years since then.

cash surrender value - The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charges.

Contract - The individual variable life insurance Contract described in this prospectus.

Contract anniversary - The same date as the Contract date in each later year.

Contract date - The date the Contract is issued, as specified in the Contract.

Contract debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options, the Real Property Account, the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year - A year that starts on the Contract date or on a Contract anniversary.

death benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount - The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed rate option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

issue age - The insured's age as of the Contract date.

Monthly date - The Contract date and the same date in each subsequent month.

The Prudential Insurance Company of America - Prudential us, we, our. The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

separate account - Amounts under the Contract that are allocated to the variable investment options held by us in a separate account called the Prudential Variable Appreciable Account (the "Account"). The separate account is set apart from all of the general assets of The Prudential Insurance Company of America.

subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

valuation period - The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

variable investment option - Any of the portfolios available in the Series Fund and/or The Prudential Variable Contract Real Property Account.

you - The owner of the Contract.

To Learn More About Prudential’s Variable Appreciable Life

To learn more about The Prudential Variable Appreciable Life contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2005, or view online at www.prudential.com. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

SERVICE FEES PAYABLE TO PRUDENTIAL	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	6

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS	7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 33-20000. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (800) 732-0330. The SEC also maintains a Web site (http://www.sec.gov) that contains the The Prudential Variable Appreciable Life SAI, material incorporated by reference, and other information about Prudential. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Investment Company Act of 1940, Registration No. 811-5466

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The Prudential’s Variable Appreciable Life Insurance

The Prudential Insurance Company of America

Variable Appreciable Life ®

Insurance Contracts

This Statement of Additional Information is not a prospectus. Please review the Variable Appreciable Life ® prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2005.

TABLE OF CONTENTS

Page

GENERAL INFORMATION AND HISTORY	1
Description of The Prudential Insurance Company of America	1
Control of The Prudential Insurance Company of America	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Form A (Level) Contract's Death Benefit Will Vary	3
How a Form B (Variable) Contract's Death Benefit Will Vary	4
Paying Premiums by Payroll Deduction	4
Reports to Contract Owners	4

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CHARGES	5
Reduction of Charges for Concurrent Sales to Several Individuals	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

SERVICE FEES PAYABLE TO PRUDENTIAL	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	6

PERFORMANCE DATA	6
Average Annual Total Return	6
Non-Standard Total Return	6
Money Market Subaccount Yield	7

FINANCIAL STATEMENTS                                                                                             7

GENERAL INFORMATION AND HISTORY

Description of The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”, “us”, “we”, or “our”) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states.

Control of The Prudential Insurance Company of America

Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Prudential has entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,078,758 in 2004, $3,729,173 in 2003, and $4,400,848 in 2002 from Prudential for services rendered. First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Prudential pay for remittance processing is shown below.

Remittance Processing Fees
Total # of remittances per month	Less than 4,500,000	4,500,001 to 5,600,000	Greater than 5,600,000
Power Encode and single item payments	$0.1004	$0.0963	$0.0905
Multiple item payments	$0.1172	$0.1022	$0.0961
Unprocessable payments	$0.0924	$0.0924	$0.0924
Express mail payments	$0.4109	$0.4109	$0.4109
Cash payments	$1.2830	$1.2830	$1.2830

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s issue age. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT

OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See How a Form A (Level) Contract's Death Benefit Will Vary, and How a Form B (Variable) Contract’s Death Benefit Will Vary, below. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

How a Form A (Level) Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept in-force for several years and if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:

(1)	the guaranteed minimum death benefit; and

(2)	the Contract Fund divided by the “net single premium” per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
                                    Increase in Insurance                                            Increase in Insurance
 Male Attained     Net Single           Amount Per $1                   Female       Net Single          Amount Per $1
      Age            Premium        Increase in Contract               Attained       Premium        Increase in Contract
                                            Fund                         Age                                 Fund
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

       5             .09151                $10.93                          5           .07919               $12.63
       25            .17000                $ 5.88                         25           .15112               $ 6.62
       35            .23700                $ 4.22                         35           .21127               $ 4.73
       55            .45209                $ 2.21                         55           .40090               $ 2.49
       65            .59468                $ 1.68                         65           .53639               $ 1.86
----------------- -------------- ---------------------------- ----- --------------- ------------- ----------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

How a Form B (Variable) Contract's Death Benefit Will Vary

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if:

(1)	investment results are greater than a 4% net return;
(2)	payments are made that are more than the Scheduled Premiums; or
(3)	smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

(1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value;
(2) the guaranteed minimum death benefit; and
(3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Reduction of Charges for Concurrent Sales to Several Individuals

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

(1)	the number of individuals;
(2)	the total amount of premium payments expected to be received from these Contracts;
(3)	the nature of the association between these individuals, and the expected persistency of the individual Contracts;
(4)	the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
(5)	any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the face amount of the Contract.

SERVICE FEES PAYABLE TO PRUDENTIAL

Prudential has entered into an agreement with Prudential Investments, LLC, the investment adviser of the Series Fund. Under the terms of this agreement, Prudential provides administrative and support services to the portfolios for which it receives an annual fee of 0.05%, as of May 1, 2005, of the average assets allocated to the Series Fund portfolios.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by

NASD rules and other applicable laws and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Prudential makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Prudential as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 and the financial statements of the Prudential Variable Appreciable Account as of December 31, 2004 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Prudential’s Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Prudential’s Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2004

	SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$117,395,530	$186,271,804	$1,419,205,017	$1,392,011,895	$970,478,720

Net Assets	$117,395,530	$186,271,804	$1,419,205,017	$1,392,011,895	$970,478,720

NET ASSETS, representing:
Accumulation units	$117,395,530	$186,271,804	$1,419,205,017	$1,392,011,895	$970,478,720

	$117,395,530	$186,271,804	$1,419,205,017	$1,392,011,895	$970,478,720

Units outstanding	64,733,606	62,498,659	285,085,668	368,032,735	302,416,726

Portfolio shares held	11,739,553	16,513,459	63,612,955	83,957,292	64,270,113
Portfolio net asset value per share	$10.00	$11.28	$22.31	$16.58	$15.10
Investment in portfolio shares, at cost	$117,395,530	$181,050,836	$1,521,445,653	$1,364,329,332	$935,023,919

STATEMENTS OF OPERATIONS
For the year ended December 31, 2004
	SUBACCOUNTS

	Prudential	Prudential		Prudential	Prudential
	Money	Diversified	Prudential	Flexible	Conservative
	Market	Bond	Equity	Managed	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$1,258,533	$8,055,566	$17,269,629	$18,629,237	$18,228,321

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	890,665	1,307,188	9,619,516	9,403,193	6,966,733
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	890,665	1,307,188	9,619,516	9,403,193	6,966,733

NET INVESTMENT INCOME (LOSS)	367,868	6,748,378	7,650,113	9,226,044	11,261,588

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	0	0	0	0	5,454,950
Realized gain (loss) on shares redeemed	0	(168,975)	(15,933,731)	(4,765,264)	(1,764,873)
Net change in unrealized gain (loss) on investments	0	1,934,484	127,444,638	122,129,165	51,098,211

NET GAIN (LOSS) ON INVESTMENTS	0	1,765,509	111,510,907	117,363,901	54,788,288

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$367,868	$8,513,887	$119,161,020	$126,589,945	$66,049,876

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

						Prudential
Prudential	Prudential		Prudential		Prudential	Zero Coupon
High Yield	Stock	Prudential	Natural	Prudential	Government	Bond	Prudential
Bond	Index	Value	Resources	Global	Income	2005	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$108,496,926	$895,659,041	$542,124,818	$318,548,610	$212,114,173	$106,232,111	$33,708,079	$459,942,971

$108,496,926	$895,659,041	$542,124,818	$318,548,610	$212,114,173	$106,232,111	$33,708,079	$459,942,971

$108,496,926	$895,659,041	$542,124,818	$318,548,610	$212,114,173	$106,232,111	$33,708,079	$459,942,971

$108,496,926	$895,659,041	$542,124,818	$318,548,610	$212,114,173	$106,232,111	$33,708,079	$459,942,971

38,282,652	168,934,897	98,649,119	41,581,877	114,980,196	37,496,825	10,217,524	202,106,381

20,017,883	28,624,450	27,201,446	9,992,114	12,910,175	9,118,636	2,677,369	25,355,180
$5.42	$31.29	$19.93	$31.88	$16.43	$11.65	$12.59	$18.14
$128,676,303	$666,858,291	$476,277,259	$170,963,232	$243,349,641	$105,814,253	$33,681,701	$589,255,917

SUBACCOUNTS (Continued)

						Prudential
Prudential	Prudential		Prudential		Prudential	Zero Coupon
High Yield	Stock	Prudential	Natural	Prudential	Government	Bond	Prudential
Bond	Index	Value	Resources	Global	Income	2005	Jennison
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$7,586,062	$13,869,041	$6,931,177	$9,336,309	$1,941,785	$4,095,348	$1,457,491	$2,017,555

747,457	5,973,461	3,490,013	2,002,574	1,354,666	788,275	246,013	2,966,333
0	0	0	0	0	0	(79,132)	0

747,457	5,973,461	3,490,013	2,002,574	1,354,666	788,275	166,881	2,966,333

6,838,605	7,895,580	3,441,164	7,333,735	587,119	3,307,073	1,290,610	(948,778)

0	14,345,161	0	10,114,611	0	1,757,010	849,377	0
(1,775,541)	(9,756,976)	(3,038,474)	168,708	(2,619,806)	(557,549)	(170,542)	(8,416,092)
4,397,847	66,632,636	72,744,496	44,395,457	19,192,224	(1,940,027)	(1,932,113)	46,824,375

2,622,306	71,220,821	69,706,022	54,678,776	16,572,418	(740,566)	(1,253,278)	38,408,283

$9,460,911	$79,116,401	$73,147,186	$62,012,511	$17,159,537	$2,566,507	$37,332	$37,459,505

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2004

	SUBACCOUNTS

	Prudential
	Small	T. Rowe Price	AIM V.I.	Janus	MFS
	Capitalization	International	Premier	Aspen	Emerging
	Stock	Stock	Equity	Growth	Growth
	Portfolio	Portfolio	Series	Portfolio	Series

ASSETS
Investment in the portfolios, at value	$288,621,165	$1,375,869	$2,836,776	$4,934,997	$2,097,750

Net Assets	$288,621,165	$1,375,869	$2,836,776	$4,934,997	$2,097,750

NET ASSETS, representing:
Accumulation units	$288,621,165	$1,375,869	$2,836,776	$4,934,997	$2,097,750

	$288,621,165	$1,375,869	$2,836,776	$4,934,997	$2,097,750

Units outstanding	90,323,153	1,307,562	2,356,851	3,762,463	1,613,058

Portfolio shares held	13,531,231	102,371	133,182	245,767	119,735
Portfolio net asset value per share	$21.33	$13.44	$21.30	$20.08	$17.52
Investment in portfolio shares, at cost	$202,869,958	$1,269,670	$2,977,427	$5,206,531	$2,239,071

STATEMENTS OF OPERATIONS
For the year ended December 31, 2004
	SUBACCOUNTS

	Prudential
	Small	T. Rowe Price	AIM V.I.	Janus	MFS
	Capitalization	International	Premier	Aspen	Emerging
	Stock	Stock	Equity	Growth	Growth
	Portfolio	Portfolio	Series	Portfolio	Series

INVESTMENT INCOME
Dividend income	$1,530,952	$14,019	$12,816	$6,915	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk	1,733,251	7,173	15,621	26,032	10,770
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,733,251	7,173	15,621	26,032	10,770

NET INVESTMENT INCOME (LOSS)	(202,299)	6,846	(2,805)	(19,117)	(10,770)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	930,164	0	0	0	0
Realized gain (loss) on shares redeemed	66,696	(19,250)	(77,195)	(119,002)	(5,835)
Net change in unrealized gain (loss) on investments	49,330,796	169,826	225,404	328,035	246,363

NET GAIN (LOSS) ON INVESTMENTS	50,327,656	150,576	148,209	209,033	240,528

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$50,125,357	$157,422	$145,404	$189,916	$229,758

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

			Prudential SP	Prudential SP
American	Prudential	Prudential	Goldman Sachs	State Street	Prudential	Prudential	Janus Aspen
Century VP	SP Alliance	SP Davis	Small Cap	Research Small	SP PIMCO	SP PIMCO	Series Growth
Value	Large Cap Growth	Value	Value	Cap Growth	Total Return	High Yield	Portfolio —
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares

$2,268,197	$482,985	$5,729,431	$2,447,603	$1,476,518	$6,217,680	$3,841,318	$159,053

$2,268,197	$482,985	$5,729,431	$2,447,603	$1,476,518	$6,217,680	$3,841,318	$159,053

$2,268,197	$482,985	$5,729,431	$2,447,603	$1,476,518	$6,217,680	$3,841,318	$159,053

$2,268,197	$482,985	$5,729,431	$2,447,603	$1,476,518	$6,217,680	$3,841,318	$159,053

1,200,956	477,363	4,663,724	1,981,121	1,470,059	5,347,414	2,992,525	151,990

259,223	73,069	521,806	157,808	228,563	532,336	360,011	8,013
$8.75	$6.61	$10.98	$15.51	$6.46	$11.68	$10.67	$19.85
$1,683,732	$371,539	$4,638,249	$1,713,911	$1,115,891	$6,032,714	$3,498,757	$132,128

SUBACCOUNTS (Continued)

			Prudential SP	Prudential SP
American	Prudential	Prudential	Goldman Sachs	State Street	Prudential	Prudential	Janus Aspen
Century VP	SP Alliance	SP Davis	Small Cap	Research Small	SP PIMCO	SP PIMCO	Series Growth
Value	Large Cap Growth	Value	Value	Cap Growth	Total Return	High Yield	Portfolio —
Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Service Shares

$20,755	$0	$22,664	$4,395	$0	$124,035	$238,985	$0

12,780	4,515	43,671	19,673	15,318	56,742	32,267	1,103
0	0	0	0	0	0	0	0

12,780	4,515	43,671	19,673	15,318	56,742	32,267	1,103

7,975	(4,515)	(21,007)	(15,278)	(15,318)	67,293	206,718	(1,103)

16,100	0	0	743	0	124,130	33,709	0
4,141	8,179	13,557	33,661	(15,635)	(24,660)	17,203	(267)
248,185	23,565	575,625	370,953	(19,132)	89,657	46,808	6,067

268,426	31,744	589,182	405,357	(34,767)	189,127	97,720	5,800

$276,401	$27,229	$568,175	$390,079	$(50,085)	$256,420	$304,438	$4,697

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2004

	SUBACCOUNTS

			Prudential	Prudential
	Prudential	Prudential	SP MFS	SP Strategic	Prudential	SP Prudential
	SP Large	SP AIM	Capital	Partners	SP Mid Cap	U.S. Emerging
	Cap Value	Core Equity	Opportunities	Focused Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS
Investment in the portfolios, at value	$139,731	$91,304	$29,965	$4,280	$319,002	$985,686

Net Assets	$139,731	$91,304	$29,965	$4,280	$319,002	$985,686

NET ASSETS, representing:
Accumulation units	$139,731	$91,304	$29,965	$4,280	$319,002	$985,686

	$139,731	$91,304	$29,965	$4,280	$319,002	$985,686

Units outstanding	113,583	80,267	27,712	3,827	282,934	765,050

Portfolio shares held	12,087	12,405	4,220	611	46,570	122,142
Portfolio net asset value per share	$11.56	$7.36	$7.10	$7.00	$6.85	$8.07
Investment in portfolio shares, at cost	$118,424	$72,289	$25,958	$3,841	$263,368	$903,826

STATEMENTS OF OPERATIONS
For the year ended December 31, 2004
	SUBACCOUNTS

			Prudential	Prudential
	Prudential	Prudential	SP MFS	SP Strategic	Prudential	SP Prudential
	SP Large	SP AIM	Capital	Partners	SP Mid Cap	U.S. Emerging
	Cap Value	Core Equity	Opportunities	Focused Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME
Dividend income	$721	$407	$30	$0	$0	$0

EXPENSES
Charges to contract owners for assuming
mortality risk and expense risk	904	739	151	12	2,163	1,832
Reimbursement for excess expenses	0	0	0	0	0	0

NET EXPENSES	904	739	151	12	2,163	1,832

NET INVESTMENT INCOME (LOSS)	(183)	(332)	(121)	(12)	(2,163)	(1,832)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0	33
Realized gain (loss) on shares redeemed	85	119	(594)	2	(895)	(1,799)
Net change in unrealized gain (loss) on
investments	15,176	6,371	2,626	394	40,300	80,115

NET GAIN (LOSS) ON INVESTMENTS	15,261	6,490	2,032	396	39,405	78,349

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,078	$6,158	$1,911	$384	$37,242	$76,517

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

		Prudential		Prudential	Prudential	Prudential SP	Prudential
Prudential		SP Conservative	Prudential	SP Growth	SP Aggressive	William Blair	SP LSV
SP AIM Aggressive	Prudential	Asset	SP Balanced	Asset	Growth Asset	International	International
Growth	SP Technology	Allocation	Asset Allocation	Allocation	Allocation	Growth	Value
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$587,729	$1,834,065	$311,863	$409,971	$475,872	$1,434,503	$1,372,054	$1,280,007

$587,729	$1,834,065	$311,863	$409,971	$475,872	$1,434,503	$1,372,054	$1,280,007

$587,729	$1,834,065	$311,863	$409,971	$475,872	$1,434,503	$1,372,054	$1,280,007

$587,729	$1,834,065	$311,863	$409,971	$475,872	$1,434,503	$1,372,054	$1,280,007

537,983	1,917,243	264,306	340,929	393,506	1,199,456	1,111,558	1,074,392

80,954	384,500	27,845	38,567	48,558	159,744	200,300	144,797
$7.26	$4.77	$11.20	$10.63	$9.80	$8.98	$6.85	$8.84
$435,501	$1,643,409	$275,641	$359,049	$432,623	$1,195,373	$1,129,944	$887,252

SUBACCOUNTS (Continued)

		Prudential		Prudential	Prudential	Prudential SP	Prudential
Prudential		SP Conservative	Prudential	SP Growth	SP Aggressive	William Blair	SP LSV
SP AIM Aggressive	Prudential	Asset	SP Balanced	Asset	Growth Asset	International	International
Growth	SP Technology	Allocation	Asset Allocation	Allocation	Allocation	Growth	Value
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$0	$0	$3,028	$1,949	$3,933	$690	$2,383	$4,634

4,694	4,911	1,758	2,277	4,721	10,397	9,823	9,329
0	0	0	0	0	0	0	0

4,694	4,911	1,758	2,277	4,721	10,397	9,823	9,329

(4,694)	(4,911)	1,270	(328)	(788)	(9,707)	(7,440)	(4,695)

0	0	588	171	0	0	0	0
709	(887)	(10)	(83)	(31,305)	(402)	2,250	2,421

62,401	184,859	19,748	35,761	38,199	169,178	182,201	160,215

63,110	183,972	20,326	35,849	6,894	168,776	184,451	162,636

$58,416	$179,061	$21,596	$35,521	$6,106	$159,069	$177,011	$157,941

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2004 and December 31, 2003

	SUBACCOUNTS

	Prudential Money		Prudential Diversified		Prudential Equity
	Market Portfolio		Bond Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$367,868	$182,458	$6,748,378	$6,062,353	$7,650,113	$3,242,436
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	0	0	(168,975)	(746,694)	(15,933,731)	(21,410,540)
Net change in unrealized gain (loss)
on investments	0	0	1,934,484	6,453,972	127,444,638	329,843,847

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	367,868	182,458	8,513,887	11,769,631	119,161,020	311,675,743

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,653,910	17,806,995	21,478,339	19,692,485	151,996,627	166,889,733
Policy loans	(3,114,166)	(2,993,304)	(3,708,076)	(3,927,654)	(32,141,850)	(28,524,757)
Policy loan repayments and interest	3,071,249	3,734,869	3,125,665	3,248,941	28,844,746	30,147,883
Surrenders, withdrawals and death benefits	(21,329,837)	(19,723,613)	(10,248,700)	(12,060,601)	(76,154,042)	(80,529,822)
Net transfers between other subaccounts
or fixed rate option	877,420	(3,022,845)	(1,365,911)	(3,783,861)	(11,723,412)	(17,897,634)
Withdrawal and other charges	(7,691,761)	(9,202,600)	(10,908,763)	(12,320,496)	(82,617,873)	(84,996,389)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(14,533,185)	(13,400,498)	(1,627,446)	(9,151,186)	(21,795,804)	(14,910,986)

TOTAL INCREASE (DECREASE) IN
NET ASSETS	(14,165,317)	(13,218,040)	6,886,441	2,618,445	97,365,216	296,764,757

NET ASSETS
Beginning of period	131,560,846	144,778,886	179,385,363	176,766,918	1,321,839,801	1,025,075,044

End of period	$117,395,529	$131,560,846	$186,271,804	$179,385,363	$1,419,205,017	$1,321,839,801

Beginning units	72,762,263	79,804,007	62,720,283	66,848,111	288,967,020	292,853,289

Units issued	31,044,598	119,316,337	11,796,824	19,696,371	41,352,471	54,886,850
Units redeemed	(39,073,255)	(126,358,081)	(12,018,448)	(23,824,199)	(45,233,823)	(58,773,119)

Ending units	64,733,606	72,762,263	62,498,659	62,720,283	285,085,668	288,967,020

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

Prudential Flexible		Prudential Conservative		Prudential High Yield		Prudential Stock
Managed Portfolio		Balanced Portfolio		Bond Portfolio		Index Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$9,226,044	$15,149,428	$11,261,588	$16,846,628	$6,838,605	$6,976,676	$7,895,580	$5,307,435
0	0	5,454,950	0	0	0	14,345,161	25,136,497
(4,765,264)	(12,421,133)	(1,764,873)	(8,087,001)	(1,775,541)	(283,017)	(9,756,976)	(11,633,312)

122,129,165	239,392,521	51,098,211	134,906,364	4,397,847	12,643,240	66,632,636	159,364,873

126,589,945	242,120,816	66,049,876	143,665,991	9,460,911	19,336,899	79,116,401	178,175,493

111,711,665	122,638,702	93,689,310	100,476,181	10,664,289	11,248,814	94,485,303	104,212,509
(22,903,260)	(21,369,775)	(18,250,293)	(18,500,256)	(2,459,056)	(2,194,613)	(18,638,777)	(16,451,137)
21,546,969	23,227,715	18,124,092	17,284,791	1,797,077	2,013,452	16,096,961	17,304,507
(55,473,557)	(62,426,621)	(52,285,967)	(55,771,551)	(5,853,289)	(5,480,205)	(49,402,256)	(51,276,771)

(13,195,456)	(14,825,724)	(12,176,596)	(16,808,771)	(107,244)	4,295,526	(7,458,766)	(8,142,337)
(69,454,377)	(72,133,006)	(58,673,996)	(62,352,691)	(6,358,392)	(6,658,956)	(49,974,463)	(52,120,295)

(27,768,016)	(24,888,709)	(29,573,450)	(35,672,297)	(2,316,615)	3,224,018	(14,891,998)	(6,473,524)

98,821,929	217,232,107	36,476,426	107,993,694	7,144,296	22,560,917	64,224,403	171,701,969

1,293,189,966	1,075,957,859	934,002,294	826,008,600	101,352,630	78,791,713	831,434,638	659,732,669

$1,392,011,895	$1,293,189,966	$970,478,720	$934,002,294	$108,496,926	$101,352,630	$895,659,041	$831,434,638

375,756,246	383,753,596	311,818,371	324,789,006	39,126,131	38,519,015	172,317,881	175,173,538

39,830,656	50,471,519	37,858,846	45,791,101	9,389,181	37,076,398	25,971,448	34,316,432
(47,554,167)	(58,468,869)	(47,260,491)	(58,761,736)	(10,232,660)	(36,469,282)	(29,354,432)	(37,172,089)

368,032,735	375,756,246	302,416,726	311,818,371	38,282,652	39,126,131	168,934,897	172,317,881

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the years ended December 31, 2004 and December 31, 2003

	SUBACCOUNTS

	Prudential Value		Prudential Natural		Prudential Global
	Portfolio		Resources Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$3,441,164	$3,669,887	$7,333,735	$6,930,487	$587,119	$(534,877)
Capital gains distributions received	0	0	10,114,611	12,992,893	0	0
Realized gain (loss) on shares redeemed	(3,038,474)	(7,878,188)	168,708	(63,691)	(2,619,806)	(4,023,963)
Net change in unrealized gain (loss)
on investments	72,744,496	106,656,744	44,395,457	51,435,731	19,192,224	53,009,072

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	73,147,186	102,448,443	62,012,511	71,295,420	17,159,537	48,450,232

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	49,914,915	54,219,113	17,844,982	18,213,998	26,532,541	29,118,368
Policy loans	(10,806,085)	(9,314,511)	(6,980,850)	(5,281,749)	(4,644,669)	(3,807,343)
Policy loan repayments and interest	9,173,061	9,208,425	5,238,767	5,274,360	4,128,839	3,761,883
Surrenders, withdrawals and death benefits	(29,052,192)	(28,156,350)	(13,412,774)	(13,662,787)	(12,805,246)	(12,851,412)
Net transfers between other subaccounts
or fixed rate option	542,088	(6,391,291)	11,074,008	1,735,152	(2,551,709)	390,484
Withdrawal and other charges	(28,464,967)	(29,027,364)	(14,104,826)	(13,245,178)	(12,562,363)	(12,953,881)

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(8,693,180)	(9,461,978)	(340,693)	(6,966,204)	(1,902,607)	3,658,099

TOTAL INCREASE (DECREASE) IN
NET ASSETS	64,454,006	92,986,465	61,671,818	64,329,216	15,256,930	52,108,331

NET ASSETS
Beginning of period	477,670,812	384,684,347	256,876,792	192,547,576	196,857,243	144,748,912

End of period	$542,124,818	$477,670,812	$318,548,610	$256,876,792	$212,114,173	$196,857,243

Beginning units	100,342,242	103,272,811	41,642,151	43,014,386	116,325,347	113,800,401

Units issued	15,216,766	22,935,562	6,157,246	9,174,131	21,983,444	34,858,171
Units redeemed	(16,909,889)	(25,866,131)	(6,217,520)	(10,546,366)	(23,328,595)	(32,333,225)

Ending units	98,649,119	100,342,242	41,581,877	41,642,151	114,980,196	116,325,347

The accompanying notes are an integral part of these financial statements

A9

SUBACCOUNTS (Continued)

Prudential Government		Prudential Zero Coupon Bond		Prudential Jennison		Prudential Small Capitalization
Income Portfolio		2005 Portfolio		Portfolio		Stock Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$3,307,073	$3,699,529	$1,290,610	$1,504,836	$(948,778)	$(1,540,357)	$(202,299)	$(377,401)
1,757,010	4,199,699	849,377	24,997	0	0	930,164	1,220,491
(557,549)	(658,170)	(170,542)	(54,047)	(8,416,092)	(3,146,854)	66,696	(1,009,525)

(1,940,027)	(5,278,384)	(1,932,113)	(929,352)	46,824,375	99,417,237	49,330,796	62,894,558

2,566,507	1,962,674	37,332	546,434	37,459,505	94,730,026	50,125,357	62,728,123

11,432,445	12,743,569	3,696,781	4,182,794	70,562,465	79,144,077	26,517,383	27,560,240
(2,211,773)	(2,441,289)	(797,946)	(859,449)	(10,742,660)	(8,994,490)	(6,131,676)	(4,670,814)
1,800,167	2,443,368	499,179	957,203	9,641,300	9,667,805	4,046,670	3,817,947
(6,943,875)	(9,573,230)	(1,923,567)	(3,042,178)	(28,817,151)	(29,990,543)	(15,115,115)	(13,960,611)

(7,915,495)	(349,860)	(2,482,518)	(962,938)	(11,249,165)	(6,048,444)	10,458,197	3,615,631
(6,626,674)	(7,904,760)	(2,066,490)	(2,492,336)	(30,843,031)	(33,039,995)	(14,748,290)	(14,289,915)

(10,465,205)	(5,082,202)	(3,074,561)	(2,216,904)	(1,448,242)	10,738,410	5,027,169	2,072,478

(7,898,698)	(3,119,528)	(3,037,229)	(1,670,470)	36,011,263	105,468,436	55,152,526	64,800,601

114,130,809	117,250,337	36,745,308	38,415,778	423,931,708	318,463,272	233,468,639	168,668,038

$106,232,111	$114,130,809	$33,708,079	$36,745,308	$459,942,971	$423,931,708	$288,621,165	$233,468,639

41,679,357	44,067,660	11,130,537	12,031,243	202,705,210	196,702,985	88,603,512	88,003,853

6,339,546	17,952,454	1,397,785	4,468,138	42,497,533	59,717,994	19,275,279	27,040,876
(10,522,078)	(20,340,757)	(2,310,798)	(5,368,844)	(43,096,362)	(53,715,769)	(17,555,638)	(26,441,217)

37,496,825	41,679,357	10,217,524	11,130,537	202,106,381	202,705,210	90,323,153	88,603,512

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and December 31, 2003

			SUBACCOUNTS

	T. Rowe Price		AIM V.I.		Janus
	International		Premier		Aspen
	Stock		Equity		Growth
	Portfolio		Series		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$6,846	$6,017	$(2,805)	$(6,501)	$(19,117)	$(16,068)
Capital gains distributions received	0	938	0	0	0	0
Realized gain (loss) on shares redeemed	(19,250)	(147,652)	(77,195)	(277,830)	(119,002)	0
Net change in unrealized gain (loss)
on investments	169,826	424,760	225,404	783,417	328,035	930,867

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	157,422	284,063	145,404	499,086	189,916	914,799

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	331,285	341,567	750,604	819,075	1,280,226	1,351,318
Policy loans	(29,815)	(15,671)	(35,392)	(19,315)	(57,353)	(47,025)
Policy loan repayments and interest	1,530	953	4,989	4,436	5,288	4,786
Surrenders, withdrawals and death benefits	(79,921)	(283,473)	(196,177)	(401,412)	(198,466)	(72,015)
Net transfers between other subaccounts
or fixed rate option	(3,950)	(23,893)	(31,489)	(82,319)	(154,626)	16,546
Withdrawal and other charges	(138,722)	(145,021)	(283,345)	(315,089)	(495,772)	(509,567)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	80,407	(125,538)	209,190	5,376	379,297	744,043

TOTAL INCREASE (DECREASE) IN
NET ASSETS	237,829	158,525	354,594	504,462	569,213	1,658,842

NET ASSETS
Beginning of period	1,138,040	979,515	2,482,182	1,977,720	4,365,784	2,706,942

End of period	$1,375,869	$1,138,040	$2,836,776	$2,482,182	$4,934,997	$4,365,784

Beginning units	1,223,186	1,366,111	2,168,185	2,147,921	3,458,102	2,807,623

Units issued	363,363	452,215	677,998	844,409	1,041,681	1,285,297
Units redeemed	(278,987)	(595,140)	(489,332)	(824,145)	(737,320)	(634,818)

Ending units	1,307,562	1,223,186	2,356,851	2,168,185	3,762,463	3,458,102

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

MFS		American		Prudential		Prudential
Emerging		Century VP		SP Alliance		SP Davis
Growth		Value		Large Cap Growth		Value
Series		Fund		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(10,770)	$(8,863)	$7,975	$9,021	$(4,515)	$(3,269)	$(21,007)	$(7,081)
0	0	16,100	0	0	0	0	0
(5,835)	(378,015)	4,141	(50,258)	8,179	16,780	13,557	58,969

246,363	769,729	248,185	450,820	23,565	88,887	575,625	423,736

229,758	382,851	276,401	409,583	27,229	102,398	568,175	475,624

529,026	576,937	527,363	599,601	13,751	10,395	436,803	365,323
(39,419)	(37,280)	(58,708)	(32,591)	0	0	(1,332)	(916)
4,127	3,267	2,968	13,795	0	0	1,030	41
(60,132)	(270,434)	(247,273)	(320,339)	0	(44,247)	(2,003)	(70,851)

(25,633)	(82,342)	(1,322)	(22,216)	(46,923)	418,071	476,782	2,745,662
(197,392)	(217,555)	(223,253)	(234,877)	(7,263)	(4,168)	(113,300)	(54,310)

210,577	(27,407)	(225)	3,373	(40,435)	380,051	797,980	2,984,949

440,335	355,444	276,176	412,956	(13,206)	482,449	1,366,155	3,460,573

1,657,415	1,301,971	1,992,021	1,579,065	496,191	13,742	4,363,276	902,703

$2,097,750	$1,657,415	$2,268,197	$1,992,021	$482,985	$496,191	$5,729,431	$4,363,276

1,431,101	1,455,285	1,198,698	1,218,010	515,716	17,535	3,961,424	1,051,088

464,664	580,358	325,878	459,586	1,278,007	3,332,453	2,789,449	10,762,258
(282,707)	(604,542)	(323,620)	(478,898)	(1,316,360)	(2,834,272)	(2,087,149)	(7,851,922)

1,613,058	1,431,101	1,200,956	1,198,698	477,363	515,716	4,663,724	3,961,424

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and December 31, 2003

			SUBACCOUNTS

	Prudential		Prudential
	SP Goldman Sachs		SP State Street		Prudential
	Small Cap		Research		SP PIMCO
	Value		Small Cap Growth		Total
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(15,278)	$(9,256)	$(15,318)	$(9,692)	$67,293	$90,651
Capital gains distributions received	743	0	0	0	124,130	116,674
Realized gain (loss) on shares redeemed	33,661	38,133	(15,635)	1,447	(24,660)	(45,422)
Net change in unrealized gain (loss)
on investments	370,953	316,797	(19,132)	318,163	89,657	28,699

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	390,079	345,674	(50,085)	309,918	256,420	190,602

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	199,041	168,759	116,860	125,511	372,893	497,064
Policy loans	(748)	(1,062)	(1)	0	(411)	(2,856)
Policy loan repayments and interest	170	27	0	0	549	128
Surrenders, withdrawals and death benefits	(21,839)	(63,793)	(1,780)	(54,109)	(11,672)	(434,686)
Net transfers between other subaccounts
or fixed rate option	(259,742)	649,803	(628,190)	1,119,546	(1,569,368)	4,617,159
Withdrawal and other charges	(48,145)	(42,600)	(23,255)	(29,854)	(79,431)	(102,395)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	(131,263)	711,134	(536,366)	1,161,094	(1,287,440)	4,574,414

TOTAL INCREASE (DECREASE)
IN NET ASSETS	258,816	1,056,808	(586,451)	1,471,012	(1,031,020)	4,765,016

NET ASSETS
Beginning of period	2,188,787	1,131,979	2,062,969	591,957	7,248,700	2,483,684

End of period	$2,447,603	$2,188,787	$1,476,518	$2,062,969	$6,217,680	$7,248,700

Beginning units	2,119,330	1,445,976	2,017,005	772,682	6,505,104	2,338,023

Units issued	1,926,452	13,058,680	1,180,005	7,812,977	850,956	9,987,828
Units redeemed	(2,064,661)	(12,385,326)	(1,726,951)	(6,568,654)	(2,008,646)	(5,820,747)

Ending units	1,981,121	2,119,330	1,470,059	2,017,005	5,347,414	6,505,104

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

Prudential		Janus
SP PIMCO		Aspen Series		Prudential		Prudential
High		Growth		SP Large Cap		SP AIM
Yield		Portfolio -		Value		Core Equity
Portfolio		Service Shares		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$206,718	$143,741	$(1,103)	$(705)	$(183)	$(994)	$(332)	$(297)
33,709	0	0	0	0	0	0	0
17,203	27,610	(267)	0	85	38,563	119	49

46,808	290,552	6,067	22,497	15,176	4,819	6,371	12,907

304,438	461,903	4,697	21,792	15,078	42,388	6,158	12,659

88,505	85,866	36,596	1,141	12,211	19,248	15,819	3,594
(1,829)	(1,070)	0	0	0	0	(12)	(11)
1,375	162	0	0	0	0	10	9
(60,252)	(4,455)	0	0	(1,319)	(10,884)	(710)	0

(606,490)	3,334,214	(5,507)	34,728	31,540	(23,025)	3,358	6,883
(96,123)	(56,896)	(878)	(631)	(2,910)	(4,148)	(1,809)	(1,324)

(674,814)	3,357,821	30,211	35,238	39,522	(18,809)	16,656	9,151

(370,376)	3,819,724	34,908	57,030	54,600	23,579	22,814	21,810

4,211,694	391,970	124,145	67,115	85,131	61,552	68,490	46,680

$3,841,318	$4,211,694	$159,053	$124,145	$139,731	$85,131	$91,304	$68,490

3,554,870	401,351	122,518	86,316	80,836	73,450	64,914	54,271

1,750,186	34,563,602	37,041	36,920	1,496,120	8,578,560	311,497	12,084
(2,312,531)	(31,410,083)	(7,569)	(718)	(1,463,373)	(8,571,174)	(296,144)	(1,441)

2,992,525	3,554,870	151,990	122,518	113,583	80,836	80,267	64,914

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and December 31, 2003

	SUBACCOUNTS

	Prudential
	SP MFS		Prudential		Prudential
	Capital		SP Strategic Partners		SP Mid Cap
	Opportunities		Focused Growth		Growth
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(121)	$(126)	$(12)	$(80)	$(2,163)	$(1,371)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(594)	4,640	2	5,676	(895)	38,573
Net change in unrealized gain (loss)
on investments	2,626	1,481	394	388	40,300	22,427

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,911	5,995	384	5,984	37,242	59,629

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,800	4,225	20	947	17,621	4,944
Policy loans	(14)	(598)	0	0	(10)	0
Policy loan repayments and interest	146	23	0	0	4	0
Surrenders, withdrawals and death benefits	(676)	0	0	0	(1,426)	0
Net transfers between other subaccounts
or fixed rate option	10,816	(3,481)	2,740	(7,279)	98,562	(200,744)
Withdrawal and other charges	(906)	(747)	(52)	(106)	(14,793)	(10,564)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	14,166	(578)	2,708	(6,438)	99,958	(206,364)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	16,077	5,417	3,092	(454)	137,200	(146,735)

NET ASSETS
Beginning of period	13,888	8,471	1,188	1,642	181,802	328,537

End of period	$29,965	$13,888	$4,280	$1,188	$319,002	$181,802

Beginning units	14,327	11,000	1,169	2,019	191,177	480,034

Units issued	172,340	1,311,194	2,712	1,368,842	1,343,374	8,533,261
Units redeemed	(158,955)	(1,307,867)	(54)	(1,369,692)	(1,251,617)	(8,822,118)

Ending units	27,712	14,327	3,827	1,169	282,934	191,177

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

		Prudential
SP Prudential		SP AIM				Prudential
U.S. Emerging		Aggressive		Prudential		SP Conservative
Growth		Growth		SP Technology		Asset Allocation
Portfolio		Portfolio		Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to	to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(1,832)	$(635)	$(4,694)	$(3,296)	$(4,911)	$(140)	$1,270	$456
33	0	0	0	0	0	588	106
(1,799)	9,158	709	27,997	(887)	(3)	(10)	304

80,115	1,979	62,401	91,406	184,859	5,761	19,748	16,327

76,517	10,502	58,416	116,107	179,061	5,618	21,596	17,193

31,936	7,415	27,481	6,688	135,492	9,287	58,746	16,325
0	(4)	(12)	(11)	(13)	0	0	0
0	0	10	9	6	0	0	0
(3,408)	(2,261)	(11,830)	0	(394)	0	0	0

804,039	54,237	(128)	306,891	1,556,884	46,539	114,183	114,155
(8,189)	(5,539)	(3,439)	(3,347)	(98,060)	(1,345)	(30,514)	(16,191)

824,378	53,848	12,082	310,230	1,593,915	54,481	142,415	114,289

900,895	64,350	70,498	426,337	1,772,976	60,099	164,011	131,482

84,791	20,441	517,231	90,894	61,089	990	147,852	16,370

$985,686	$84,791	$587,729	$517,231	$1,834,065	$61,089	$311,863	$147,852

79,044	26,885	524,968	115,661	63,213	1,445	135,273	17,340

2,216,422	4,131,793	491,501	1,175,626	2,120,627	76,007	160,744	144,904
(1,530,416)	(4,079,634)	(478,486)	(766,319)	(266,597)	(14,239)	(31,711)	(26,971)

765,050	79,044	537,983	524,968	1,917,243	63,213	264,306	135,273

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004 and December 31, 2003

	SUBACCOUNTS

	Prudential		Prudential		Prudential
	SP Balanced		SP Growth		SP Aggressive
	Asset		Asset		Growth Asset
	Allocation		Allocation		Allocation
	Portfolio		Portfolio		Portfolio

	01/01/2004	01/01/2003	01/01/2004	01/01/2003	01/01/2004	01/01/2003
	to	to	to	to	to	to
	12/31/2004	12/31/2003	12/31/2004	12/31/2003	12/31/2004	12/31/2003

OPERATIONS
Net investment income (loss)	$(328)	$(60)	$(788)	$(80)	$(9,707)	$(1,259)
Capital gains distributions received	171	0	0	0	0	0
Realized gain (loss) on shares redeemed	(83)	(3,933)	(31,305)	(203)	(402)	1,874
Net change in unrealized gain (loss) on investments	35,761	17,601	38,199	5,133	169,178	70,496

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,521	13,608	6,106	4,850	159,069	71,111

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	61,916	31,220	115,991	12,903	119,306	110,778
Policy loans	0	0	0	0	(10,554)	0
Policy loan repayments and interest	0	0	0	0	138	0
Surrenders, withdrawals and death benefits	(2,269)	(574)	(673,969)	0	(450)	0
Net transfers between other subaccounts
or fixed rate option	159,148	3,685	1,008,733	7,756	72,334	919,640
Withdrawal and other charges	(13,717)	(2,577)	(10,888)	(3,347)	(9,158)	(3,837)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT
OWNER TRANSACTIONS	205,078	31,754	439,867	17,312	171,616	1,026,581

TOTAL INCREASE (DECREASE) IN NET ASSETS	240,599	45,362	445,973	22,162	330,685	1,097,692

NET ASSETS
Beginning of period	169,372	124,010	29,899	7,737	1,103,818	6,126

End of period	$409,971	$169,372	$475,872	$29,899	$1,434,503	$1,103,818

Beginning units	155,175	138,527	27,663	9,119	1,049,773	7,651

Units issued	200,072	106,990	1,008,896	995,735	168,443	2,608,307
Units redeemed	(14,318)	(90,342)	(643,053)	(977,191)	(18,760)	(1,566,185)

Ending units	340,929	155,175	393,506	27,663	1,199,456	1,049,773

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

Prudential		Prudential
SP William Blair		SP LSV
International		International
Growth		Value
Portfolio		Portfolio

01/01/2004	01/01/2003	01/01/2004	01/01/2003
to	to	to	to
12/31/2004	12/31/2003	12/31/2004	12/31/2003

$(7,440)	$(2,143)	$(4,695)	$961
0	0	0	0
2,250	151,139	2,421	274,507
182,201	60,092	160,215	212,471

177,011	209,088	157,941	487,939

15,960	(573)	46,043	4,618
(1,694)	0	(5)	(1,782)
1,290	131	6	1,141
0	(1,543)	(448)	(1,514)

425,007	633,962	141,301	(581,967)
(79,007)	(9,653)	(9,014)	(71,496)

361,556	622,324	177,883	(651,000)

538,567	831,412	335,824	(163,061)

833,487	2,075	944,183	1,107,244

$1,372,054	$833,487	$1,280,007	$944,183

779,965	2,686	909,524	1,346,520

841,823	28,708,871	909,521	26,633,126
(510,230)	(27,931,592)	(744,653)	(27,070,122)

1,111,558	779,965	1,074,392	909,524

The accompanying notes are an integral part of these financial statements.

A18

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT
DECEMBER 31, 2004

Note 1: General

The Prudential Variable Appreciable Account (the “Account”) of The Prudential Insurance Company of America (“Prudential”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”), was established on August 11, 1987 by a resolution of Prudential’s Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential’s other assets. Proceeds from the purchases of Prudential Variable Appreciable Life (“PVAL”), Prudential Survivorship Preferred (“SVUL”) and Prudential Variable Universal Life (“PVUL”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts.There are forty subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the “Series fund”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Goldman Sachs Small Cap Value Portfolio, Prudential SP State Street Research Small Cap Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP William Blair International Growth Portfolio and Prudential SP LSV International Value Portfolio. Options available to The Prudential Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are:T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Series, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Janus Aspen Series Growth Portfolio—Service Shares.

The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

Note 2: Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair market value.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A19

Note 3: Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 4: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2004 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$31,168,762	$(46,592,611)
Prudential Diversified Bond Portfolio	$12,050,743	$(14,985,377)
Prudential Equity Portfolio	$35,950,482	$(67,365,802)
Prudential Flexible Managed Portfolio	$20,881,444	$(58,052,654)
Prudential Conservative Balanced Portfolio	$14,241,569	$(50,781,752)
Prudential High Yield Bond Portfolio	$7,956,581	$(11,020,653)
Prudential Stock Index Portfolio	$27,138,756	$(48,004,215)
Prudential Value Portfolio	$15,452,591	$(27,635,783)
Prudential Natural Resources Portfolio	$8,881,767	$(11,225,035)
Prudential Global Portfolio	$10,258,830	$(13,516,103)
Prudential Government Income Portfolio	$3,833,055	$(15,086,535)
Prudential Zero Coupon Bond 2005 Portfolio	$1,134,716	$(4,376,157)
Prudential Jennison Portfolio	$23,524,439	$(27,939,013)
Prudential Small Capitalization Stock Portfolio	$17,501,493	$(14,207,576)
T. Rowe Price International Stock Portfolio	$224,013	$(150,779)
AIM V.I. Premier Equity Series	$748,399	$(554,830)
Janus Aspen Growth Portfolio	$1,191,271	$(838,006)
MFS Emerging Growth Series	$356,339	$(156,532)
American Century VP Value Fund	$693,626	$(706,631)
Prudential SP Alliance Large Cap Growth Portfolio	$1,257,760	$(1,302,709)
Prudential SP Davis Value Portfolio	$3,132,021	$(2,377,712)
Prudential SP Goldman Sachs Small Cap Value Portfolio	$2,049,234	$(2,200,170)
Prudential SP State Street Research Small Cap Growth Portfolio	$1,241,180	$(1,792,863)
Prudential SP PIMCO Total Return Portfolio	$949,953	$(2,294,136)
Prudential SP PIMCO High Yield Portfolio	$2,067,774	$(2,774,855)
Janus Aspen Series Growth Portfolio—Service Shares	$37,436	$(8,328)
Prudential SP Large Cap Value Portfolio	$1,606,167	$(1,567,549)
Prudential SP AIM Core Equity Portfolio	$333,606	$(317,688)
Prudential SP MFS Capital Opportunities Portfolio	$171,064	$(157,050)
Prudential SP Strategic Partners Focused Growth Portfolio	$2,763	$(67)
Prudential SP Mid Cap Growth Portfolio	$1,350,147	$(1,252,352)
SP Prudential U.S. Emerging Growth Portfolio	$2,549,927	$(1,727,381)
Prudential SP AIM Aggressive Growth Portfolio	$500,834	$(493,445)
Prudential SP Technology Portfolio	$1,855,840	$(266,836)
Prudential SP Conservative Asset Allocation Portfolio	$175,376	$(34,719)
Prudential SP Balanced Asset Allocation Portfolio	$219,564	$(16,763)
Prudential SP Growth Asset Allocation Portfolio	$1,125,455	$(690,309)
Prudential SP Aggressive Growth Asset Allocation Portfolio .	$189,013	$(27,794)
Prudential SP William Blair International Growth Portfolio	$904,851	$(553,118)
Prudential SP LSV International Value Portfolio	$966,416	$(797,861)

A20

Note 5: Related Party Transactions

Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent.

Note 6: Financial Highlights

Prudential sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Prudential and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio.The summary may not reflect the minimum and maximum contract charges offered by Prudential as contract owners may not have selected all available and applicable contract options.

	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest – Highest	(000s)	Income Ratio*	Lowest – Highest	Lowest – Highest

	Prudential Money Market Portfolio

December 31, 2004	64,734	$1.27517 to $1.92809	$117,396	1.01%	0.60% to 0.90%	0.10% to 0.43%
December 31, 2003	72,762	$1.26990 to $1.91984	$131,561	0.84%	0.60% to 0.90%	-0.09% to 0.25%
December 31, 2002	79,804	$1.26686 to $1.91500	$144,779	1.51%	0.60% to 0.90%	0.60% to 0.91%
December 31, 2001	83,793	$1.25552 to $1.89767	$149,804	3.97%	0.60% to 0.90%	3.17% to 3.48%

	Prudential Diversified Bond Portfolio

December 31, 2004	62,499	$1.56767 to $3.16385	$186,272	4.46%	0.60% to 0.90%	4.64% to 4.96%
December 31, 2003	62,720	$1.49365 to $3.01454	$179,385	4.03%	0.60% to 0.90%	6.52% to 6.85%
December 31, 2002	66,848	$1.39783 to $2.82154	$176,767	11.45%	0.60% to 0.90%	6.12% to 6.43%
December 31, 2001	65,406	$1.31342 to $2.65097	$163,498	6.00%	0.60% to 0.90%	6.03% to 6.34%

	Prudential Equity Portfolio

December 31, 2004	285,086	$1.52160 to $5.21868	$1,419,205	1.30%	0.60% to 0.90%	8.95% to 9.27%
December 31, 2003	288,967	$1.39249 to $4.77598	$1,321,840	1.01%	0.60% to 0.90%	30.48% to 30.87%
December 31, 2002	292,853	$1.06403 to $3.64950	$1,025,075	0.90%	0.60% to 0.90%	-23.04% to -22.80%
December 31, 2001	298,796	$1.37832 to $4.72760	$1,356,367	0.83%	0.60% to 0.90%	-11.97% to -11.71%

	Prudential Flexible Managed Portfolio

December 31, 2004	368,033	$1.48797 to $3.89990	1,392,012	1.42%	0.60% to 0.90%	9.75% to 10.09%
December 31, 2003	375,756	$1.35164 to $3.54279	1,293,190	2.03%	0.60% to 0.90%	22.66% to 23.03%
December 31, 2002	383,754	$1.09864 to $2.87970	1,075,958	2.99%	0.60% to 0.90%	-13.52% to -13.26%
December 31, 2001	390,792	$1.26663 to $3.31989	1,267,787	3.76%	0.60% to 0.90%	-6.52% to -6.24%

	Prudential Conservative Balanced Portfolio

December 31, 2004	302,417	$1.47808 to $3.32097	$970,479	1.95%	0.60% to 0.90%	7.07% to 7.40%
December 31, 2003	311,818	$1.37624 to $3.09221	$934,002	2.70%	0.60% to 0.90%	17.71% to 18.07%
December 31, 2002	324,789	$1.16564 to $2.61915	$826,009	0.00%	0.60% to 0.90%	-9.79% to -9.52%
December 31, 2001	341,217	$1.28828 to $2.89478	$962,475	3.40%	0.60% to 0.90%	-2.89% to -2.60%

A21

Note 6: Financial Highlights (continued)
		At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest – Highest	(000s)	Income Ratio*	Lowest – Highest	Lowest – Highest

	Prudential High Yield Bond Portfolio

December 31, 2004	38,283	$1.42899 to $2.99029	$108,497	7.35%	0.60% to 0.90%	9.31% to 9.66%
December 31, 2003	39,126	$1.30314 to $2.72766	$101,353	8.44%	0.60% to 0.90%	23.93% to 24.30%
December 31, 2002	38,519	$1.04850 to $2.19447	$78,792	17.49%	0.60% to 0.90%	0.59% to 0.89%
December 31, 2001	37,842	$1.03945 to $2.39981	$77,871	11.77%	0.60% to 0.90%	-1.32% to -1.03%

	Prudential Stock Index Portfolio

December 31, 2004	168,935	$1.73146 to $5.77605	$895,659	1.65%	0.60% to 0.90%	9.46% to 9.80%
December 31, 2003	172,318	$1.57699 to $5.26096	$831,435	1.45%	0.60% to 0.90%	27.04% to 27.42%
December 31, 2002	175,174	$1.23773 to $4.12882	$659,733	1.28%	0.60% to 0.90%	-22.89% to -22.65%
December 31, 2001	174,445	$1.60022 to $5.33848	$865,988	1.00%	0.60% to 0.90%	-12.83% to -12.57%

	Prudential Value Portfolio

December 31, 2004	98,649	$1.92935 to $5.78675	$542,125	1.40%	0.60% to 0.90%	15.28% to 15.62%
December 31, 2003	100,342	$1.66881 to $5.00511	$477,671	1.59%	0.60% to 0.90%	26.93% to 27.31%
December 31, 2002	103,273	$1.31080 to $3.93155	$384,684	1.42%	0.60% to 0.90%	-22.66% to -22.43%
December 31, 2001	105,682	$1.68979 to $5.06872	$508,784	1.58%	0.60% to 0.90%	-2.94% to -2.66%

	Prudential Natural Resources Portfolio

December 31, 2004	41,582	$3.26185 to $7.88957	$318,549	3.37%	0.60% to 0.90%	24.06% to 24.43%
December 31, 2003	41,642	$2.62926 to $6.34069	$256,877	4.05%	0.60% to 0.90%	37.76% to 38.17%
December 31, 2002	43,014	$1.90858 to $4.58907	$192,548	0.56%	0.60% to 0.90%	17.85% to 18.21%
December 31, 2001	44,246	$1.61952 to $3.88226	$167,655	2.58%	0.60% to 0.90%	-10.88% to -10.62%

	Prudential Global Portfolio

December 31, 2004	114,980	$1.44164 to $1.87418	$212,114	0.98%	0.60% to 0.90%	8.61% to 8.94%
December 31, 2003	116,325	$1.32331 to $1.72057	$196,857	0.36%	0.60% to 0.90%	32.87% to 33.27%
December 31, 2002	113,800	$0.99299 to $1.29103	$144,749	1.03%	0.60% to 0.90%	-25.81% to -25.59%
December 31, 2001	113,393	$1.33447 to $1.73500	$193,992	0.35%	0.60% to 0.90%	-18.35% to -18.10%

	Prudential Government Income Portfolio

December 31, 2004	37,497	$1.59306 to $2.90912	$106,232	3.75%	0.60% to 0.90%	2.20% to 2.50%
December 31, 2003	41,679	$1.55875 to $2.83824	$114,131	3.78%	0.60% to 0.90%	1.54% to 1.85%
December 31, 2002	44,068	$1.53503 to $2.78677	$117,250	8.32%	0.60% to 0.90%	11.05% to 11.38%
December 31, 2001	35,529	$1.38233 to $2.50199	$86,141	5.87%	0.60% to 0.90%	7.10% to 7.42%

	Prudential Zero Coupon Bond 2005 Portfolio

December 31, 2004	10,218	$1.55204 to $3.40454	$33,708	4.17%	0.37% to 0.67%	-0.11% to 0.20%
December 31, 2003	11,131	$1.55378 to $3.39766	$36,745	4.35%	0.34% to 0.64%	1.24% to 1.55%
December 31, 2002	12,031	$1.53479 to $3.34585	$38,416	8.88%	0.37% to 0.67%	9.66% to 9.99%
December 31, 2001	11,071	$1.39953 to $3.04194	$31,298	4.66%	0.35% to 0.65%	7.41% to 7.72%

	Prudential Jennison Portfolio

December 31, 2004	202,106	$1.61270 to $2.32414	$459,943	0.47%	0.60% to 0.90%	8.66% to 8.98%
December 31, 2003	202,705	$1.47976 to $2.13262	$423,932	0.27%	0.60% to 0.90%	29.08% to 29.48%
December 31, 2002	196,703	$1.14288 to $1.64713	$318,463	0.22%	0.60% to 0.90%	-31.57% to -31.36%
December 31, 2001	191,014	$1.66508 to $2.39981	$451,811	0.17%	0.60% to 0.90%	-18.98% to -18.74%

	Prudential Small Capitalization Stock Portfolio

December 31, 2004	90,323	$2.77638 to $3.24476	$288,621	0.61%	0.60% to 0.90%	20.95% to 21.31%
December 31, 2003	88,604	$2.29546 to $2.67470	$233,469	0.49%	0.60% to 0.90%	37.04% to 37.44%
December 31, 2002	88,004	$1.67504 to $1.94604	$168,668	0.90%	0.60% to 0.90%	-15.68% to -15.43%
December 31, 2001	85,494	$1.98657 to $2.30107	$193,636	0.51%	0.60% to 0.90%	4.62% to 4.92%

	T. Rowe Price International Stock Portfolio

December 31, 2004	1,308	$1.05224 to $1.05224	$1,376	1.17%	0.60% to 0.60%	13.10% to 13.10%
December 31, 2003	1,223	$0.93039 to $0.93039	$1,138	1.18%	0.60% to 0.60%	29.76% to 29.76%
December 31, 2002	1,366	$0.71701 to $0.71701	$980	1.09%	0.60% to 0.60%	-18.78% to -18.78%
December 31, 2001	1,025	$0.88282 to $0.88282	$905	2.44%	0.60% to 0.60%	-22.67% to -22.67%

	AIM V.I. Premier Equity Series

December 31, 2004	2,357	$1.20363 to $1.20363	$2,837	0.49%	0.60% to 0.60%	5.14% to 5.14%
December 31, 2003	2,168	$1.14482 to $1.14482	$2,482	0.30%	0.60% to 0.60%	24.33% to 24.33%
December 31, 2002	2,148	$0.92076 to $0.92076	$1,978	0.40%	0.60% to 0.60%	-30.68% to -30.68%
December 31, 2001	1,556	$1.32823 to $1.32823	$2,067	0.16%	0.60% to 0.60%	-13.08% to -13.08%

	Janus Aspen Growth Portfolio

December 31, 2004	3,762	$1.31164 to $1.31164	$4,935	0.16%	0.60% to 0.60%	3.89% to 3.89%
December 31, 2003	3,458	$1.26248 to $1.26248	$4,366	0.11%	0.60% to 0.60%	30.94% to 30.94%
December 31, 2002	2,808	$0.96414 to $0.96414	$2,707	0.00%	0.60% to 0.60%	-26.95% to -26.95%
December 31, 2001	1,921	$1.31984 to $1.31984	$2,536	0.07%	0.60% to 0.60%	-25.18% to -25.18%

	MFS Emerging Growth Series

December 31, 2004	1,613	$1.30048 to $1.30048	$2,098	0.00%	0.60% to 0.60%	12.29% to 12.29%
December 31, 2003	1,431	$1.15814 to $1.15814	$1,657	0.00%	0.60% to 0.60%	29.45% to 29.45%
December 31, 2002	1,455	$0.89465 to $0.89465	$1,302	0.00%	0.60% to 0.60%	-34.15% to -34.15%
December 31, 2001	1,015	$1.35868 to $1.35868	$1,378	0.00%	0.60% to 0.60%	-33.88% to -33.88%

A22

Note 6: Financial Highlights (continued)
	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest – Highest	(000s)	Income Ratio*	Lowest – Highest	Lowest – Highest

	American Century VP Value Fund

December 31, 2004	1,201	$1.88866 to $1.88866	$2,268	0.97%	0.60% to 0.60%	13.65% to 13.65%
December 31, 2003	1,199	$1.66182 to $1.66182	$1,992	1.15%	0.60% to 0.60%	28.18% to 28.18%
December 31, 2002	1,218	$1.29643 to $1.29643	$1,579	0.76%	0.60% to 0.60%	-13.14% to -13.14%
December 31, 2001	829	$1.49259 to $1.49259	$1,237	0.68%	0.60% to 0.60%	12.15% to 12.15%

	Prudential SP Alliance Large Cap Growth Portfolio (May 1, 2002)

December 31, 2004	477	$1.01171 to $1.01952	$483	0.00%	0.60% to 0.90%	5.16% to 5.45%
December 31, 2003	516	$0.96210 to $0.96679	$496	0.00%	0.60% to 0.90%	22.77% to 23.13%
December 31, 2002	18	$0.78369 to $0.78519	$14	0.00%	0.60% to 0.90%	-22.24% to -22.09%

	Prudential SP Davis Value Portfolio (May 1, 2002)

December 31, 2004	4,664	$1.22833 to $1.23817	$5,729	0.46%	0.60% to 0.90%	11.53% to 11.85%
December 31, 2003	3,961	$1.10136 to $1.10699	$4,363	0.39%	0.60% to 0.90%	28.25% to 28.63%
December 31, 2002	1,051	$0.85879 to $0.86057	$903	0.00%	0.60% to 0.90%	-14.70% to -14.52%

	Prudential SP Goldman Sachs Small Cap Value Portfolio (May 1, 2002)

December 31, 2004	1,981	$1.23501 to $1.24532	$2,448	0.20%	0.60% to 0.90%	19.60% to 19.97%
December 31, 2003	2,119	$1.03262 to $1.03805	$2,189	0.03%	0.60% to 0.90%	31.92% to 32.33%
December 31, 2002	1,446	$0.78279 to $0.78445	$1,132	1.09%	0.60% to 0.90%	-22.03% to -21.87%

	Prudential SP State Street Research Small Cap Growth Portfolio (May 1, 2002)

December 31, 2004	1,470	$1.00431 to $1.01234	$1,477	0.00%	0.60% to 0.90%	-1.80% to -1.50%
December 31, 2003	2,017	$1.02277 to $1.02779	$2,063	0.00%	0.60% to 0.90%	33.50% to 33.90%
December 31, 2002	773	$0.76610 to $0.76758	$592	0.00%	0.60% to 0.90%	-23.39% to -23.24%

	Prudential SP PIMCO Total Return Portfolio (May 1, 2002)

December 31, 2004	5,347	$1.16248 to $1.17190	$6,218	1.95%	0.60% to 0.90%	4.33% to 4.64%
December 31, 2003	6,505	$1.11419 to $1.11994	$7,249	2.83%	0.60% to 0.90%	4.89% to 5.21%
December 31, 2002	2,338	$1.06221 to $1.06443	$2,484	2.23%	0.60% to 0.90%	6.22% to 6.44%

	Prudential SP PIMCO High Yield Portfolio (May 1, 2002)

December 31, 2004	2,993	$1.28355 to $1.29345	$3,841	6.62%	0.60% to 0.90%	8.34% to 8.67%
December 31, 2003	3,555	$1.18473 to $1.19021	$4,212	7.03%	0.60% to 0.90%	21.32% to 21.68%
December 31, 2002	401	$0.97657 to $0.97817	$392	1.02%	0.60% to 0.90%	-2.24% to -2.08%

	Janus Aspen Series Growth Portfolio - Service Shares (May 1, 2002)

December 31, 2004	152	$1.04647 to $1.04647	$159	0.00%	0.90% to 0.90%	3.28% to 3.28%
December 31, 2003	123	$1.01328 to $1.01328	$124	0.00%	0.90% to 0.90%	30.32% to 30.32%
December 31, 2002	86	$0.77755 to $0.77755	$67	0.00%	0.90% to 0.90%	-22.91% to -22.91%

	Prudential SP Large Cap Value Portfolio (May 1, 2002)

December 31, 2004	114	$1.22793 to $1.23785	$140	0.65%	0.60% to 0.90%	16.71% to 17.05%
December 31, 2003	81	$1.05214 to $1.05756	$85	0.00%	0.60% to 0.90%	25.63% to 26.02%
December 31, 2002	73	$0.83750 to $0.83920	$62	1.55%	0.60% to 0.90%	-17.04% to -16.88%

	Prudential SP AIM Core Equity Portfolio (May 1, 2002)

December 31, 2004	80	$1.13668 to $1.14588	$91	0.49%	0.60% to 0.90%	7.80% to 8.14%
December 31, 2003	65	$1.05439 to $1.05958	$68	0.35%	0.60% to 0.90%	22.59% to 22.95%
December 31, 2002	54	$0.86006 to $0.86177	$47	0.00%	0.60% to 0.90%	-14.79% to -14.62%

	Prudential SP MFS Capital Opportunities Portfolio (May 1, 2002)

December 31, 2004	28	$1.07713 to $1.08559	$30	0.15%	0.60% to 0.90%	11.41% to 11.70%
December 31, 2003	14	$0.96683 to $0.97187	$14	0.08%	0.60% to 0.90%	25.67% to 26.06%
December 31, 2002	11	$0.76931 to $0.77093	$8	0.00%	0.60% to 0.90%	-23.42% to -23.26%

	Prudential SP Strategic Partners Focused Growth Portfolio (May 1, 2002)

December 31, 2004	4	$1.10942 to $1.11828	$4	0.00%	0.60% to 0.90%	9.59% to 9.92%
December 31, 2003	1	$1.01233 to $1.01740	$1	0.00%	0.60% to 0.90%	24.72% to 25.09%
December 31, 2002	2	$0.81332 to $0.81332	$2	0.00%	0.60% to 0.60%	-19.32% to -19.32%

	Prudential SP Mid Cap Growth Portfolio (May 1, 2002)

December 31, 2004	283	$1.12589 to $1.13489	$319	0.00%	0.60% to 0.90%	18.49% to 18.83%
December 31, 2003	191	$0.95016 to $0.95509	$182	0.00%	0.60% to 0.90%	38.84% to 39.27%
December 31, 2002	480	$0.68437 to $0.68577	$329	0.00%	0.60% to 0.90%	-30.86% to -30.72%

	SP Prudential U.S. Emerging Growth Portfolio (May 1, 2002)

December 31, 2004	765	$1.28779 to $1.29792	$986	0.00%	0.60% to 0.90%	20.30% to 20.66%
December 31, 2003	79	$1.07047 to $1.07571	$85	0.00%	0.60% to 0.90%	40.83% to 41.24%
December 31, 2002	27	$0.76012 to $0.76160	$20	0.00%	0.60% to 0.90%	-24.60% to -24.46%

	Prudential SP AIM Aggressive Growth Portfolio (May 1, 2002)

December 31, 2004	538	$1.09223 to $1.10110	$588	0.00%	0.60% to 0.90%	10.87% to 11.20%
December 31, 2003	525	$0.98514 to $0.99023	$517	0.00%	0.60% to 0.90%	25.38% to 25.78%
December 31, 2002	116	$0.78575 to $0.78730	$91	0.00%	0.60% to 0.90%	-21.66% to -21.51%

A23

Note 6: Financial Highlights (continued)
	At year ended			For year ended

	Units	Unit Value	Net Assets	Investment	Expense Ratio**	Total Return***
	(000s)	Lowest – Highest	(000s)	Income Ratio*	Lowest – Highest	Lowest – Highest

	Prudential SP Technology Portfolio (May 1, 2002)

December 31, 2004	1,917	$0.95653 to $0.96397	$1,834	0.00%	0.60% to 0.90%	-0.88% to -0.60%
December 31, 2003	63	$0.96502 to $0.96977	$61	0.00%	0.60% to 0.90%	41.14% to 41.55%
December 31, 2002	1	$0.68512 to $0.68512	$1	0.00%	0.60% to 0.60%	-31.63% to -31.63%

	Prudential SP Conservative Asset Allocation Portfolio (May 1, 2002)

December 31, 2004	264	$1.17542 to $1.18496	$312	1.26%	0.60% to 0.90%	7.92% to 8.24%
December 31, 2003	135	$1.08919 to $1.09480	$148	1.10%	0.60% to 0.90%	15.44% to 15.80%
December 31, 2002	17	$0.94354 to $0.94545	$16	0.00%	0.60% to 0.90%	-5.84% to -5.65%

	Prudential SP Balanced Asset Allocation Portfolio (May 1, 2002)

December 31, 2004	341	$1.19851 to $1.20821	$410	0.64%	0.60% to 0.90%	10.09% to 10.42%
December 31, 2003	155	$1.08863 to $1.09416	$169	0.75%	0.60% to 0.90%	21.77% to 22.14%
December 31, 2002	139	$0.89401 to $0.89581	$124	0.00%	0.60% to 0.90%	-10.90% to -10.72%

	Prudential SP Growth Asset Allocation Portfolio (May 1, 2002)

December 31, 2004	394	$1.20601 to $1.21562	$476	0.70%	0.60% to 0.90%	12.04% to 12.37%
December 31, 2003	28	$1.07644 to $1.08178	$30	0.27%	0.60% to 0.90%	27.13% to 27.51%
December 31, 2002	9	$0.84841 to $0.84841	$8	0.00%	0.60% to 0.60%	-15.58% to -15.58%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (May 1, 2002)

December 31, 2004	1,199	$1.19566 to $1.20539	$1,435	0.06%	0.60% to 0.90%	13.73% to 14.08%
December 31, 2003	1,050	$1.05131 to $1.05666	$1,104	0.00%	0.60% to 0.90%	31.59% to 31.98%
December 31, 2002	8	$0.80064 to $0.80064	$6	0.00%	0.60% to 0.60%	-20.48% to -20.48%

	Prudential SP William Blair International Growth Portfolio (May 1, 2002)

December 31, 2004	1,112	$1.23423 to $1.24404	$1,372	0.22%	0.60% to 0.90%	15.50% to 15.85%
December 31, 2003	780	$1.06861 to $1.07385	$833	0.00%	0.60% to 0.90%	38.33% to 38.75%
December 31, 2002	3	$0.77250 to $0.77250	$2	0.00%	0.90% to 0.90%	-23.03% to -23.03%

	Prudential SP LSV International Value Portfolio (May 1, 2002)

December 31, 2004	1,074	$1.19123 to $1.20073	$1,280	0.44%	0.60% to 0.90%	14.76% to 15.11%
December 31, 2003	910	$1.03803 to $1.04313	$944	0.95%	0.60% to 0.90%	26.24% to 26.61%
December 31, 2002	1,347	$0.82229 to $0.82389	$1,107	0.00%	0.60% to 0.90%	-18.43% to -18.28%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets of PVAL, SVUL and PVUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. Prudential currently intends to charge only 0.60% on PVAL contracts with face amounts of $100,000 or more and for PVUL contracts but reserves the right to make the full 0.90% charge. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Partial Withdrawal Charge

A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract. The range for withdrawal charges is 0% - 2%. A charge is assessed through the redemption of units.

A24

 Note 6: Financial Highlights (continued)

C. Expense Reimbursement

The Account is reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for the Prudential Zero Coupon Bond 2005 Portfolio, 0.45% for the Prudential Stock Index Portfolio, 0.50% for the Prudential Value Portfolio, 0.55% for the Prudential Natural Resources Portfolio, and 0.65% for the Prudential High Yield Bond Portfolio of the PVAL product’s average net assets of these portfolios.

SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of the Prudential Zero Coupon Bond 2005 Portfolio. This reimbursement is applied through an increase in unit values.

D. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses.The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 50% of the first year’s primary annual premium for PVAL contracts and 26% of the lesser of (a) the target level premium for the contract and (b) the actual premiums paid for PVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. A deferred sales charge is assessed through the redemption of units.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account.The deductions are for (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Sales charges will not exceed 0.5% of the primary annual premium for PVAL contracts, 30% of the premiums paid in the first contract year up to the amount of the target level premium and 4% of premiums paid in excess of the target level premium for SVUL contracts and 4% of premiums paid in each contract year up to the amount of the target level premium for PVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

A25

Report of Independent Registered Public Accounting Firm

To the Contract Owners of The Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Appreciable Account at December 31, 2004, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2004 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, New York March 31, 2005

A26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2004 and 2003 (in millions)

	2004	2003
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2004—$103,681; 2003—$91,015)	$111,039	$98,225
Trading account assets supporting insurance liabilities, at fair value	12,079	—
Other trading account assets, at fair value	907	787
Equity securities, available for sale, at fair value (cost: 2004—$2,130; 2003—$1,816)	2,683	2,378
Commercial loans	20,842	15,659
Policy loans	7,196	7,207
Other long-term investments	3,552	3,216
Short-term investments and other	3,712	6,290

Total investments	162,010	133,762

Cash and cash equivalents	5,049	5,432
Accrued investment income	1,649	1,499
Reinsurance recoverables	33,305	1,021
Deferred policy acquisition costs	5,035	4,933
Other assets	6,900	5,483
Due from parent and affiliates	2,553	4,589
Separate account assets	88,558	80,214

TOTAL ASSETS	$305,059	$236,933

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$69,252	$67,573
Policyholders’ account balances	59,150	38,886
Unpaid claims and claim adjustment expenses	1,727	1,620
Policyholders’ dividends	4,336	3,769
Reinsurance payables	32,564	317
Securities sold under agreements to repurchase	8,674	8,074
Cash collateral for loaned securities	6,227	5,358
Income taxes payable	2,894	2,474
Short-term debt	2,275	3,578
Long-term debt	2,646	1,656
Other liabilities	7,850	4,984
Due to parent and affiliates	306	484
Separate account liabilities	88,558	80,214

Total liabilities	286,459	218,987

COMMITMENTS AND CONTINGENCIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2004 and 2003)	2	2
Additional paid-in capital	14,604	14,576
Deferred compensation	(29)	(16)
Accumulated other comprehensive income	1,608	2,265
Retained earnings	2,415	1,119

Total stockholder’s equity	18,600	17,946

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$305,059	$236,933

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2004, 2003 and 2002 (in millions)

	2004	2003	2002
REVENUES
Premiums	$7,381	$7,170	$7,243
Policy charges and fee income	1,704	1,533	1,577
Net investment income	7,891	7,521	7,624
Realized investment gains (losses), net	984	480	(1,166)
Other income	1,017	634	625

Total revenues	18,977	17,338	15,903

BENEFITS AND EXPENSES
Policyholders’ benefits	8,740	8,794	8,809
Interest credited to policyholders’ account balances	2,073	1,717	1,749
Dividends to policyholders	2,386	2,474	2,525
General and administrative expenses	3,042	2,757	2,818

Total benefits and expenses	16,241	15,742	15,901

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,736	1,596	2

Income taxes:
Current	514	396	253
Deferred	281	31	(243)

Total income tax expense	795	427	10

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	1,941	1,169	(8)

Income from discontinued operations, net of taxes	7	7	8
Cumulative effective of accounting change, net of taxes	(52)	—	—

NET INCOME	$1,896	$1,176	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2004, 2003 and 2002 (in millions)

Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Deferred Compensation	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)	Pension Liability Adjustment	Total Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2001	$—	$14,716	$48	$—	$(29)	$1,159	$(31)	$1,099	$15,863
Adjustment to destacking dividend	—	(20)	—	—	—	—	—	—	(20)
Dividend to parent	—	(123)	(105)	—	—	—	—	—	(228)
Adjustments to policy credits issued and cash payments to eligible policyholders	—	10	—	—	—	—	—	—	10
Capital contribution from parent	2	—	—	—	—	—	—	—	2
Comprehensive income:
Net income	—	—	—	—	—	—	—	—	—
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	36	—	—	36	36
Change in net unrealized investment gains	—	—	—	—	—	964	—	964	964
Additional pension liability adjustment	—	—	—	—	—	—	(2)	(2)	(2)
Other comprehensive income									998
Total comprehensive income									998
Balance, December 31, 2002	2	14,583	(57)	—	7	2,123	(33)	2,097	16,625
Adjustments to policy credits issued and cash payments to eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability adjustment	—	—	—	—	—	—	(36)	(36)	(36)
Other comprehensive income									139
Total comprehensive income									1,315
Balance, December 31, 2003	2	14,576	1,119	(16)	52	2,282	(69)	2,265	17,946
Dividend to parent	—	—	(600)	—	—	—	—	—	(600)
Sale of fixed maturities to an affiliate affiliate	—	4	—	—	—	(4)	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	—	—	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	—	—	—	1,896
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	—	(712)	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	—	—	(12)	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	—	69	—	69	69
Other comprehensive loss									(653	) )
Total comprehensive income									1,243
Balance, December 31, 2004	$2	$14,604	$2,415	$(29)	$54	$1,635	$(81)	$1,608	$18,600

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2004, 2003 and 2002 (in millions)

	2004	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,896	$1,176	$—
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses, net	(984)	(480)	1,166
Policy charges and fee income	(551)	(399)	(396)
Interest credited to policyholders’ account balances	2,073	1,717	1,749
Depreciation and amortization, including premiums and discounts	270	134	131
Change in:
Deferred policy acquisition costs	(10)	(86)	186
Future policy benefits and other insurance liabilities	607	661	1,272
Trading account assets supporting insurance liabilities and other trading account assets	(1,433)	109	(14)
Income taxes payable	584	423	181
Due to/from parent and affiliates	(706)	198	(295)
Other, net	2,233	(2,243)	307
Cash flows from operating activities	3,979	1,210	4,287

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	62,405	40,612	51,022
Equity securities, available for sale	1,859	496	1,228
Commercial loans	3,694	1,945	1,692
Other long-term investments	1,000	811	677
Short-term investments	13,247	15,019	13,754
Payments for the purchase of:
Fixed maturities, available for sale	(72,006)	(41,079)	(58,141)
Equity securities, available for sale	(1,782)	(588)	(2,012)
Commercial loans	(3,596)	(1,973)	(2,122)
Other long-term investments	(615)	(251)	(692)
Short-term investments	(10,379)	(16,557)	(14,430)
Acquisition of subsidiaries, net of cash acquired.	(2,056)	—	—
Due to/from parent and affiliates	1,963	(516)	1,344
Cash flows used in investing activities	(6,266)	(2,081)	(7,680)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	13,725	8,563	7,868
Policyholders’ account withdrawals	(12,375)	(7,692)	(6,068)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,469	(1,633)	4,127
Net change in debt (maturities of 90 days or less)	(1,000)	1,797	(1,403)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,507	1,374	994
Repayments of debt (maturities longer than 90 days)	(1,789)	(1,902)	(2,197)
Cash payments to or in respect of eligible policyholders	(1)	(5)	(500)
Capital contribution from parent	—	—	2
Dividend to parent	(600)	—	(228)
Cash flows from financing activities	1,936	502	2,595

Effect of foreign exchange rate changes on cash balances	(32)	8	4

NET DECREASE IN CASH AND CASH EQUIVALENTS	(383)	(361)	(794)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,432	5,793	6,587

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,049	$5,432	$5,793

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$(88)	$3	$33

Interest paid	$213	$186	$248

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, its majority-owned subsidiaries, as well as variable interest entities in which the Company is considered the primary beneficiary, and those partnerships and joint ventures in which the Company has a majority financial interest, except for those partnerships and joint ventures where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs, valuation of business acquired, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in a separate component of equity, “Accumulated other comprehensive income (loss).”

Investments for which fair value changes result in changes in experience-rated contractholder liabilities are classified as “trading” and included in “Trading account assets supporting insurance liabilities, at fair value.” All investment results, which include realized and unrealized gains and losses, as well as net investment income for these investments are reported in “Other income.”

“Other trading account assets, at fair value” and securities sold but not yet purchased consist primarily of investments and derivatives used by the Company either in its capacity as a broker-dealer, its operation of hedge portfolios or its use of derivatives for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets, securities sold but not yet purchased and the Company’s investments in its own separate accounts are included in “Other income.”

“Equity securities, available for sale” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Originated commercial loans are stated at unpaid principal balances, net of unamortized discounts and an allowance for losses. Interest income, including the amortization of the related discounts, is included in “Net investment income.” In connection with an acquisition, commercial loans are recorded at fair value when acquired, with any premium or discount amortized over the remaining lives of the loans and included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to generate income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the general account, insurance and broker-dealer subsidiaries used to generate income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within our mortgage banking, derivative dealer and hedge portfolio operations are reported in “Other income.”

Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to

102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company’s securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowed transactions are reported as “Net investment income.” Income and expenses associated with securities loaned transactions used to generate income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at estimated fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

Short-term investments consists of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost which, because of their short term, approximates fair value. “Short-term investments and other” also include securities purchased under agreements to resell.

Realized investment gains (losses), net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Provisions for losses on commercial loans are included in “Realized investment gains (losses), net.”

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $32.2 billion at December 31, 2004. See Note 4 for additional information about these arrangements. The remaining amounts relate to reinsurance ceded and assumed arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.35% at December 31, 2004 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For group annuity defined contribution contracts and funding agreement notes, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to estimated gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross premiums. For other group life and disability insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and certain restricted assets. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, securities sold but not yet purchased and trade payables.

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in acquired investment-type contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising principally from fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in estimated gross profits on unamortized VOBA is reflected in “General and administrative expenses” in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits plus interest credited less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Unpaid Claims and Claims Adjustments Expenses

The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred, but have not yet been reported (“IBNR”) as of the balance sheet date. These IBNR estimates, and estimates of the amounts of loss the Company will ultimately incur on reported claims, which are based in part on historical experience, are adjusted as appropriate to reflect actual claims experience. When actual experience differs from the previous estimate, the resulting difference will be included in the reported results for the period of the change in estimate in the “Policyholders’ benefits” caption. On an ongoing basis, trends in actual experience are a significant factor in the determination of claim reserve levels.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block (see Note 10 for a description of the Closed Block) established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life insurance policies, excluding interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. When premiums are due over a significantly shorter period than the period over which benefits are provided, a liability for future policy benefits is recorded when premiums are recognized using the net level premium method and any gross premium in excess of the net premium is deferred and recognized into income in a constant relationship to the amount of expected future policy benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 9. Also as more fully discussed in Note 9, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

For group life and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally include asset management fees which are recognized in the period in which the services are performed. Realized and unrealized gains and net investment income from investments classified as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance, investment and other operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities . Realized and unrealized changes in fair value of derivatives used in dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” “Other assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities.” As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective unrealized portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board “FASB” issued SFAS No. 123R, “Share-Based Payment”, which replaces FASB Statement No. 123, “Accounting for Stock-Based Compensation.” SFAS 123R requires all entities to apply the fair-value-based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The effective date for SFAS 123R is interim and annual periods beginning after June 15, 2005. Prudential Financial will adopt the fair value recognition provisions of this statement on July 1, 2005 for those awards issued prior to January 1, 2003. By that date, the unvested stock options issued prior to January 1, 2003 will be recognized over the remaining vesting period of approximately six months.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued FASB Staff Position (“FSP”) EITF 03-1-1, which defers the effective date of a substantial portion of EITF 03-1, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-1 on the Company’s consolidated financial position or results of operations.

In January 2004 and May 2004, the FASB issued FSP 106-1 and 106-2, each of which is entitled “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003,” respectively. See Note 14 for details regarding the adoption of these pronouncements.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. Effective with the adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets.

Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company’s adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities.” SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company’s commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation’s guidance did not have a material effect on the Company’s financial position.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.	DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2004	2003	2002
	(in millions)
Web-based workplace distribution of voluntary benefits (a)	$—	$—	$(58)
Healthcare operations (b)	6	11	71
Other	—	—	—
Income from discontinued operations before income taxes	6	11	13
Income tax expense (benefit)	(1)	4	5
Income from discontinued operations, net of taxes	$7	$7	$8

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $7 million and $48 million, respectively, at December 31, 2004, and $24 million and $56 million, respectively, at December 31, 2003.

(a)

In the third quarter of 2002, the Company discontinued its web-based business for the workplace distribution of voluntary benefits. The loss for the year ended December 31, 2002 includes a pre-tax impairment charge of $32 million on the Company’s investment in a vendor of that distribution platform, as well as a pre-tax charge of $7 million related to severance and contract termination costs.

(b)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2004, 2003 and 2002. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters. Although the Company no longer issues or renews healthcare policies, it was required to issue and renew policies for specified periods of time after the closing date, in order to provide for uninterrupted operation and growth of the business that Aetna acquired. All such policies were 100% coinsured by Aetna.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.	ACQUISITION

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company purchased the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect wholly owned subsidiary of the Company. Prior to the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA include coinsurance-with-assumption, modified-coinsurance-with-assumption, and modified-coinsurance-without-assumption.

The coinsurance-with-assumption arrangement applies to the acquired general account defined contribution and defined benefit plan contracts. Prior to the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance agreement. The Company is in the process of requesting the pension plan customers to agree to substitute PRIAC for CIGNA in their respective contracts, and expects this process to be substantially complete by the end of 2005.

The modified-coinsurance-with-assumption arrangements apply to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retains the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, cedes all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC includes a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. At the agreed upon dates of asset transfer, PRIAC will assume the separate account and other insurance liabilities and concurrently will receive from CIGNA the associated separate account and other assets. The Company expects the assumption of these liabilities and the concurrent asset transfer to be substantially complete by early 2005.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts is similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company may commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability and the defined benefit guaranteed cost contracts would remain with CIGNA. If PRIAC does not commute the modified coinsurance arrangement, this arrangement will convert to a coinsurance-with-assumption arrangement. After the conversion, this coinsurance arrangement will be similar to the arrangement associated with the defined contribution and defined benefit pension plan contracts described above. At the date of acquisition, PRIAC established a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement is in effect are included in “Other income.”

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	423
Goodwill	564
Reinsurance recoverable(2)	35,184
Other assets	196
Separate account assets	25
Total assets acquired	53,543
Future policy benefits – assumed	(9)
Policyholders’ account balances – assumed	(15,871)
Reinsurance payable (2)	(35,184)
Other liabilities	(351)
Separate account liabilities	(25)
Total liabilities assumed	(51,440)
Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.
(2)	The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $564 million, of which the Company currently estimates 100% to be deductible for tax purposes. In accordance with GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

The following supplemental information presents selected unaudited pro forma information for the Company assuming the acquisition had occurred as of January 1, 2003. This pro forma information does not purport to represent what the Company’s actual results of operations would have been if the acquisition had occurred as of the dates indicated or what such results would be for any future periods.

		Years ended December 31,
		2004	2003
		(in millions, except per share data, unaudited)
Total revenues		$19,513	$18,968
Income from continuing operations before cumulative effect of accounting change		$1,964	$1,390
Net income		$1,784	$1,397

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31,

	2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,775	$618	$2	$6,391
Obligations of U.S. states and their political subdivisions	2,133	245	4	2,374
Foreign government bonds	2,930	494	2	3,422
Corporate securities	83,475	5,962	130	89,307
Mortgage-backed securities	9,368	186	9	9,545

Total fixed maturities, available for sale	$103,681	$7,505	$147	$111,039

Equity securities, available for sale	$2,130	$608	$55	$2,683

	\	2003
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
		(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies		$6,911	$438	$30	$7,319
Obligations of U.S. states and their political subdivisions		1,649	178	7	1,820
Foreign government bonds		2,707	472	4	3,175
Corporate securities		76,395	6,242	185	82,452
Mortgage-backed securities		3,353	113	7	3,459

Total fixed maturities, available for sale		$91,015	$7,443	$233	$98,225

Equity securities, available for sale		$1,816	$614	$52	$2,378

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2004, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$7,029	$7,117
Due after one year through five years	29,970	31,481
Due after five years through ten years	25,217	27,324
Due after ten years	32,097	35,572
Mortgage-backed securities	9,368	9,545

Total	$103,681	$111,039

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following table depicts the source of fixed maturity proceeds and related gross investment gains (losses) on trades and prepayments and losses on impairments of both fixed maturities and equity securities:

	2004	2003	2002
	(in millions)
Fixed maturities – available for sale:
Proceeds from sales	$50,591	$29,701	$39,417
Proceeds from maturities/repayments	11,814	10,911	11,605
Gross investment gains from sales and prepayments	873	881	1,158
Gross investment losses from sales	(268)	(286)	(1,213)

Fixed maturity and equity security impairments:
Write-downs for impairments of fixed maturities	$(105)	$(327)	$(664)
Write-downs for impairments of equity securities	(11)	(68)	(194)

Trading Account Assets Supporting Insurance Liabilities

“Trading account assets supporting insurance liabilities” is comprised of investments that support experience-rated contracts of the Company’s retirement business. These assets are classified as trading and are carried at fair value. All investment results, which include realized and unrealized gains and losses, as well as net investment income, for these investments are reported in “Other income.” The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31,

	2004		2003
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments, cash and cash equivalents	$949	$949	$—	$—

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	265	263	—	—
Foreign government bonds	122	120	—	—
Corporate securities	9,361	9,256	—	—
Mortgage-backed securities	1,494	1,491	—	—
Total fixed maturities	11,242	11,130	—	—

Total trading account assets supporting insurance liabilities	$12,191	$12,079	$—	$—

At December 31, 2004, 65% of the portfolio was comprised of publicly traded securities. As of December 31, 2004, 97% of the fixed maturity portion of the portfolio was investment grade investments. The change in the net holding gain or loss in these securities during the year ended December 31, 2004 was a loss of $112 million.

Commercial Loans

The Company’s commercial loans are as follows at December 31,

	2004		2003
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Collateralized loans by property type
Office buildings	$4,713	22.5%	$3,353	21.2%
Retail stores	2,904	13.9%	1,739	11.0%
Residential properties	33	0.2%	52	0.3%
Apartment complexes	5,165	24.6%	4,640	29.4%
Industrial buildings	4,790	22.8%	3,379	21.4%
Agricultural properties	1,786	8.5%	1,864	11.8%
Other	1,581	7.5%	764	4.9%

Subtotal of collateralized loans	20,972	100.0%	15,791	100.0%

Valuation allowance	(130)		(132)

Total collateralized loans	$20,842		$15,659

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (27%) and New York (10%) at December 31, 2004.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2004	2003	2002
	(in millions)
Allowance for losses, beginning of year	$132	$172	$202
Release of allowance for losses	—	(35)	(1)
Charge-offs, net of recoveries	(2)	(5)	(29)

Allowance for losses, end of year	$130	$132	$172
	—

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2004	2003
	(in millions)
Non-performing commercial loans with allowance for losses	$106	$43
Non-performing commercial loans with no allowance for losses	118	121
Allowance for losses, end of year	(35)	(7)

Net carrying value of non-performing commercial loans	$189	$157

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $197 million, $202 million and $316 million for 2004, 2003 and 2002, respectively. Net investment income recognized on these loans totaled $17 million, $12 million and $23 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows:

	2004	2003
	(in millions)
Joint venture and limited partnerships:
Real estate related	$506	$364
Non real estate related	940	954
Total joint venture and limited partnerships	1,446	1,318

Real estate held through direct ownership	230	119
Separate accounts	1,361	1,273
Other	515	506

Total other long-term investments	$3,552	$3,216

Equity Method Investments

Summarized combined financial information for joint ventures and limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10% or greater, is as follows:

	At December 31,
	2004		2003
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate		$1,061	$1,320
Investments in securities		7,331	4,257
Cash and cash equivalents		152	86
Other assets		7,272	2,494

Total assets		$15,816	$8,157

Borrowed funds-third party		$216	$934
Borrowed funds-Prudential Insurance		12	—
Other liabilities		10,747	3,767

Total liabilities		10,975	4,701
Partners’ capital		4,841	3,456

Total liabilities and partners’ capital		$15,816	$8,157

Equity in partners’ capital included above		$1,035	$808
Equity in limited partnership interests not included above		411	510

Carrying value		$1,446	$1,318

	Years ended December 31,
	2004	2003	2002
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$142	$233	$140
Income from securities investments	456	337	126
Interest expense-third party	(14)	(63)	(63)
Other expenses	(292)	(215)	(159)

Net earnings	$292	$292	$44

Equity in net earnings included above	$98	$65	$5
Equity in net earnings of limited partnership interests not included above	142	41	12

Total equity in net earnings	$240	$106	$17

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2004	2003	2002
	(in millions)
Fixed maturities, available for sale	$5,900	$5,736	$5,849
Equity securities, available for sale	61	42	57
Commercial loans	1,377	1,215	1,244
Policy loans	426	470	510
Short-term investments and cash equivalents	142	145	267
Other investment income	454	330	170

Gross investment income	8,360	7,938	8,097
Less investment expenses	(469)	(417)	(473)

Net investment income	$7,891	$7,521	$7,624

Based on the carrying value, assets categorized as “non-income producing” at December 31, 2004 included in fixed maturities and commercial loans totaled $80 million and $3 million, respectively.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2004	2003	2002
	(in millions)
Fixed maturities	$500	$268	$(719)
Equity securities, available for sale	391	(2)	(155)
Commercial loans	(11)	58	10
Investment real estate	51	(3)	—
Joint ventures and limited partnerships	64	88	11
Derivatives	(9)	7	(292)
Other	(2)	64	(21)

Realized investment gains (losses), net	$984	$480	$(1,166)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2001	$2,255	$(317)	$(77)	$—	$(702)	$1,159
Net investment gains (losses) on investments arising during the period	3,231	—	—	—	(1,162)	2,069
Reclassification adjustment for (gains) losses included in net income	844	—	—	—	(303)	541
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(195)	—	—	70	(125)
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(772)	—	278	(494)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(1,606)	579	(1,027)

Balance, December 31, 2002	6,330	(512)	(849)	(1,606)	(1,240)	2,123
Net investment gains (losses) on investments arising during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	7,711	(406)	(1,305)	(2,443)	(1,275)	2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	$7,788	$(339)	$(1,811)	$(3,141)	$(862)	$1,635

The table below presents unrealized gains (losses) on investments by asset class at December 31,

	2004	2003	2002
	(in millions)
Fixed maturities	$7,358	$7,210	$6,373
Equity securities	553	562	4
Other investments	(123)	(61)	(47)

Net unrealized gains on investments	$7,788	$7,711	$6,330

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31:

			2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$428	$2	$4	$—	$432	$2
Obligations of U.S. states and their political subdivisions	371	2	86	2	457	4
Foreign government bonds	131	1	21	1	152	2
Corporate securities	12,135	111	572	19	12,707	130
Mortgage-backed securities	1,564	8	86	1	1,650	9

Total	$14,629	$124	$769	$23	$15,398	$147

			2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$1,581	$33	$—	$—	$1,581	$33
Obligations of U.S. states and their political subdivisions	134	7	2	—	136	7
Foreign government bonds	180	3	35	1	215	4
Corporate securities	6,731	145	1,040	37	7,771	182
Mortgage-backed securities	823	7	—	—	823	7

Total	$9,449	$195	$1,077	$38	$10,526	$233

At December 31, 2004, gross unrealized losses on fixed maturities were $147 million, compared to $233 million at December 31, 2003. The gross unrealized losses at December 31, 2004 and 2003, are comprised of $119 million and $147 million related to investment grade securities and $28 million and $86 million related to below investment grade securities, respectively. At December 31, 2004, $3 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for twelve months or more, as compared to $36 million at December 31, 2003 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2004, the $23 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. At December 31, 2003, the $38 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31:

			2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$503	$49	$19	$6	$522	$55

			2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$158	$32	$96	$19	$254	$51

At December 31, 2004, gross unrealized losses on equity securities were $55 million, compared to $51 million at December 31, 2003. At December 31, 2004, $7 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2003, $4 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments was not warranted at December 31, 2004 or 2003.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$2	$—	$10	$2	$12	$2

			2003
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$—	$—	$20	$8	$20	$8

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $80 million at both December 31, 2004 and 2003.

At December 31, 2004, gross unrealized losses on cost method investments were $2 million, compared to $8 million at December 31, 2003. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2004 or 2003.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2004	2003
	(in millions)
Fixed maturities available for sale	$14,801	$13,404
Other trading account assets	54	83
Separate account assets	3,467	3,196

Total securities pledged	$18,322	$16,683

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts, securities purchased under agreements to resell and securities borrowed transactions. The fair value of this collateral was approximately $369 million and $422 million at December 31, 2004 and 2003, respectively, of which $369 million in 2004 and $272 million in 2003 had either been sold or repledged.

Assets of $257 million and $265 million at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees. Additionally, assets valued at $706 million and $601 million at December 31, 2004 and 2003, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Letter stock or other securities restricted as to sale amounted to $2 million and $11 million at December 31, 2004 and 2003, respectively.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2004	2003	2002
	(in millions)
Balance, beginning of year	$4,933	$4,741	$5,122
Capitalization of commissions, sales and issue expenses	489	461	461
Amortization	(479)	(375)	(647)
Change in unrealized investment gains and losses	88	106	(195)
Impact of adoption of SOP 03-1	4	—	—

Balance, end of year	$5,035	$4,933	$4,741

7.	VALUATION OF BUSINESS ACQUIRED AND GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

2004
(in millions)
Balance, beginning of year	$—
Acquisitions	423
Amortization (1)	(40)
Interest (2)	25

Balance, end of year	$408

(1)	The average expected life for VOBA amortization was approximately 25 years from the date of acquisition for the business acquired from CIGNA.
(2) The interest accrual rates ranged from 6.32% to 7.76%.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2005	$12
2006	10
2007	8
2008	6
2009	5
2010 and thereafter	367

Total	$408

Goodwill and Other Intangibles

The changes in the book value of goodwill are as follows:

	2004	2003	2002
	(in millions)
Balance, beginning of year	$99	$105	$88
Acquisitions	564	—	17
Disposal of reporting unit	(5)	—	—
Foreign currency translation	7	(6)	—

Balance, end of year	$665	$99	$105

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2004, 2003 and 2002 annual impairment tests, the Company determined that no impairments were needed.

At December 31, 2004, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $15 million and $(5) million, respectively, and at December 31, 2003, $1 million and $0 million, respectively. Other intangibles consist primarily of intangibles related to technology and leasehold improvements associated with the acquisition of the CIGNA businesses. Amortization expense for other intangibles was $5 million, $0 million and $0 million for the years ended December 31, 2004, 2003 and 2002, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $3 million in 2005 and 2006, $2 million in 2007 and $1 million in 2008 and 2009.

8.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2004	2003
	(in millions)
Life insurance	$54,341	$53,450
Individual and group annuities	14,488	13,768
Other contract liabilities	423	355

Total future policy benefits	$69,252	$67,573

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for individual and group health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 8.5%; less than 1% of the reserves are based on an interest rate in excess of 8%. Participating insurance represented 26% and 30% of domestic individual life insurance in force at December 31, 2004 and 2003, respectively, and 91%, 92% and 91% of domestic individual life insurance premiums for 2004, 2003 and 2002, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities are equal to the aggregate of (1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 2.3% to 14.8%; less than 3% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the aggregate reserves range from 0% to 8.8%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $3,300 million and $2,830 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2004 and 2003, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2004	2003
	(in millions)
Individual annuities	$7,642	$6,854
Group annuities (1)	18,072	1,769
Guaranteed investment contracts and guaranteed interest accounts (1)	14,223	13,951
Funding agreements	3,629	1,451
Interest-sensitive life contracts	3,766	3,508
Dividend accumulations and other	11,818	11,353

Policyholders’ account balances	$59,150	$38,886

(1)

Includes as of December 31, 2004, $16,356 million of group annuities and $825 million of guaranteed investment contracts associated with the retirement business acquired from CIGNA. The interest crediting rates for these contracts range from 3% to 7.4% for group annuities and 5.4% to 9.1% for guaranteed investment contracts.

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 3% to 8% for interest-sensitive life contracts and from 0% to 14% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

Included in “Funding agreements” at December 31, 2004 and 2003, are $2,756 million and $1,052 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 1.3% to 4.4%. Also included in funding agreements at December 31, 2004, are $483 million of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers.

Unpaid Claims and Claim Adjustment Expenses

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for accident and health insurance at December 31:

	2004	2003	2002
	(in millions)
Balance at January 1	$1,620	$1,560	$1,647
Less reinsurance recoverables, net	17	24	129

Net balance at January 1	1,603	1,536	1,518

Incurred related to:
Current year	573	542	541
Prior years	48	33	(32)

Total incurred	621	575	509

Paid related to:
Current year	159	153	158
Prior years	356	355	333

Total paid	515	508	491

Net balance at December 31	1,709	1,603	1,536
Plus reinsurance recoverables, net	18	17	24

Balance at December 31	$1,727	$1,620	$1,560

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

The accident and health reinsurance recoverable balance related to unpaid claims at December 31, 2004, 2003 and 2002 includes $0 million, $1 million and $9 million, respectively, attributable to the Company’s discontinued healthcare business.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2004 and 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience. The amounts incurred for claims and claim adjustment expenses for accident and health in 2002 that related to prior years was due to long-term disability claim termination experience.

9.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2004
	In the Event of Death	At Annuitization/ Accumulation
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$6,374	N/A
Net amount at risk	$13	N/A
Average attained age of contractholders	61 years	N/A

Minimum return or anniversary contract value
Account value	$11,755	$2,035
Net amount at risk	$1,491	$1
Average attained age of contractholders	65 years	59 years
Average period remaining until earliest expected annuitization	N/A	6 years

	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$329	$345

	December 31, 2004
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)

No lapse guarantees
Separate account value	$1,626
General account value	$394
Net amount at risk	$32,295
Average attained age of contractholders	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

December 31, 2004
(in millions)
Equity funds	$10,555
Bond funds	1,189
Balanced funds	1,894
Money market funds	389
Other	207
Total	$14,234

In addition to the amounts invested in separate account investment options above, $3,895 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” In 2004, there were no liabilities recorded related to the guaranteed minimum withdrawal benefits (“GMWB”) feature. This feature is actually offered with certain variable annuity products issued by the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. The risk arising from the feature was reinsured to the Company, retroactive to October, 2003, via an automatic coinsurance agreement executed between the Company and ASLAC in 2004. GMWB benefits are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.”

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2004	$47	$2	$—	$49
Incurred guarantee benefits	22	5	—	27
Paid guarantee benefits	(24)	—	—	(24)
Balance at December 31, 2004	$45	$7	$—	$52

The GMDB liability is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The percentage of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the percentage of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2004 by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (ii) additional interest credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)
Balance at December 31, 2004	$120

10.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. As of December 31, 2004, the Company has not recognized a policyholder dividend obligation for the excess of actual cumulative earnings over the expected cumulative earnings. However, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as policyholder dividend obligations of $3,141 million and $2,443 million at December 31, 2004 and 2003, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 14, 2004, the Company’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2004	2003
	(in millions)
Closed Block Liabilities
Future policy benefits	$49,511	$48,842
Policyholders’ dividends payable	1,077	1,168
Policyholder dividend obligation	3,141	2,443
Policyholders’ account balances	5,557	5,523
Other Closed Block liabilities	8,943	7,222

Total Closed Block Liabilities	68,229	65,198

Closed Block Assets
Fixed maturities, available for sale, at fair value	44,870	40,517
Equity securities, available for sale, at fair value	2,620	2,282
Commercial loans	6,707	6,423
Policy loans	5,454	5,543
Other long-term investments	996	983
Short-term investments	1,769	3,361
Total investments	62,416	59,109
Cash and cash equivalents	1,800	2,075
Accrued investment income	668	693
Other Closed Block assets	343	323

Total Closed Block Assets	65,227	62,200

Excess of reported Closed Block Liabilities over Closed Block Assets	3,002	2,998
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	3,459	3,415
Allocated to policyholder dividend obligation	(3,141)	(2,443)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,320	$3,970

Information regarding the policyholder dividend obligation is as follows:

	2004	2003
	(in millions)
Balance, January 1	$2,443	$1,606
Impact on income before gains allocable to policyholder dividend obligation	—	—
Net investment gains	—	—
Unrealized investment gains	698	837

Balance, December 31	$3,141	$2,443

Closed Block revenues and benefits and expenses for the years ended December 31, 2004, 2003 and 2002 were as follows:

		2004	2003	2002
		(in millions)
Revenues
Premiums		$3,776	$3,860	$4,022
Net investment income		3,392	3,326	3,333
Realized investment gains (losses), net		709	430	(521)
Other income		59	64	68

Total Closed Block revenues		7,936	7,680	6,902

Benefits and Expenses
Policyholders’ benefits		4,056	4,174	4,310
Interest credited to policyholders’ account balances		137	139	139
Dividends to policyholders		2,364	2,452	2,506
General and administrative expenses		710	759	801

Total Closed Block benefits and expenses		7,267	7,524	7,756

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes		669	156	(854)

Income tax expense (benefit)		19	(21)	(147)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes		$650	$177	$(707)

11.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. In addition, the acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements include coinsurance-with-assumption, modified-coinsurance-with assumption, and modified-coinsurance-without-assumption and are more fully described in Note 4.

Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Prumerica Life S.p.A., The Pramerica Life Insurance Company, Inc., Prudential Seguros, S.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, Pruco Reinsurance Ltd. and American Skandia Life Assurance Corporation.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2004	2003	2002
	(in millions)
Direct premiums	$8,063	$7,868	$7,927
Reinsurance assumed(1)	394	277	154
Reinsurance ceded	(1,076)	(975)	(838)

Premiums	$7,381	$7,170	$7,243

Policyholders’ benefits ceded	$952	$851	$778

(1)	Includes $2 million of premiums assumed for the period April 1, 2004 through December 31, 2004 under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA.

“Premiums” includes affiliated direct premiums of $85 million, $85 million and $83 million, affiliated reinsurance assumed of $317 million, $196 million and $104 million and affiliated reinsurance ceded of $(246) million, $(222) million and $(162) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Affiliated policyholders’ benefits assumed was $73 million, $59 million and $46 million for the years ended December 31, 2004, 2003 and 2002, respectively. Affiliated policyholders’ benefits ceded was $(66) million, $(76) million and $(59) million for the years ended December 31, 2004, 2003, and 2002, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2004, 2003 and 2002, was $29 million, $8 million and $4 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $110 million, $54 million and $9 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Reinsurance recoverables at December 31, are as follows:

	2004	2003
	(in millions)
Individual and group annuities (1)	$32,215	$—
Life insurance	1,025	945
Other reinsurance	58	62

Total reinsurance recoverable	$33,298	$1,007

(1)

Represents reinsurance recoverables as of December 31, 2004, under the modified coinsurance arrangement associated with the acquisition of the retirement business of CIGNA. At December 31, 2004, the Company has recorded a related reinsurance payable of $32,198 million.

“Reinsurance recoverables” includes affiliated receivables of $596 million and $507 million at December 31, 2004 and 2003, respectively. After excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 71% of the remaining reinsurance recoverable at December 31, 2004. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $267 million and $220 million at December 31, 2004 and 2003, respectively.

12.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2004	2003
	(in millions)
Commercial paper	$2,001	$2,846
Notes payable (a)	216	278
Current portion of long-term debt	58	454

Total short-term debt	$2,275	$3,578

(a)

Notes payable includes notes due to a related party of $146 million and $262 million at December 31, 2004 and 2003, respectively. The related party note at December 31, 2004 matured on January 10, 2005 and bore an interest rate of 2.3%. The related party note at December 31, 2003 matured on January 7, 2004 and bore an interest rate of 1.0%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 2.1% and 1.0% at December 31, 2004 and 2003, respectively.

At December 31, 2004, the Company had $1,568 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from two to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2004 and 2003, a portion of commercial paper borrowings were supported by $1,500 million of the Company’s existing lines of credit. At December 31, 2004 and 2003, the weighted average maturity of commercial paper outstanding was 25 and 17 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2004	2003
			(in millions)
Fixed rate notes
Fixed rate note subject to set-off arrangements	2009	4.45%	$952	$—
Other fixed rate notes (a)	2006-2023	5.10%-7.30%	1,786	965
Surplus notes	2007-2025	(b)	692	691

Sub-total			3,430	1,656
Less assets under set-off arrangements (c)			784	—

Total long-term debt			$2,646	$1,656

(a)	Other fixed rate notes at December 31, 2004 includes $896 million due to a related party maturing on September 20, 2014 bearing an interest rate of 5.1%
(b)	The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2004 and 2003.
(c)

Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, related to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2004 and 2003, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $692 million and $691 million was outstanding at December 31, 2004 and 2003, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2004, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million and $28 million in interest expense for the years ended December 31, 2004 and 2003, respectively. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $202 million, $167 million and $220 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Interest expense related to affiliated debt was $16 million for the year ended December 31, 2004. “Due to parent and affiliates” included $13 million associated with the affiliated long-term interest payable at December 31, 2004.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.	STOCK-BASED COMPENSATION

In 2004 and 2003, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the years ended December 31, 2004 and 2003, include costs of $11 million and $3 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on a notional account balance that increases based on age, service and salary during their career.

The Company provides certain life insurance and health care benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Employees generally become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D), beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments.

On January 12, 2004, the FASB issued FSP 106-1, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” As permitted by FSP 106-1, the Company elected to defer the accounting for the effects of the Act in 2003.

On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of a $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and a $0 million reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(7,101)	$(6,546)	$(2,859)	$(2,370)
Service cost	(118)	(149)	(10)	(13)
Interest cost	(389)	(419)	(147)	(150)
Plan participants’ contributions	—	—	(15)	(11)
Amendments	—	(10)	(13)	73
Annuity purchase	3	3	—	—
Actuarial gains/(losses), net	84	(648)	150	(549)
Curtailments	—	112	—	1
Contractual termination benefits	—	(1)	—	—
Special termination benefits	—	(44)	—	(1)
Transfers from destacked subsidiaries	—	—	—	(3)
Transfers to destacked subsidiaries	—	—	—	—
Benefits paid	731	602	211	168
Foreign currency changes	—	(1)	(2)	(4)

Benefit obligation at end of period	$(6,790)	$(7,101)	$(2,685)	$(2,859)

Change in plan assets
Fair value of plan assets at beginning of period	$8,643	$7,837	$1,131	$1,157
Actual return on plan assets	1,176	1,381	112	126
Annuity purchase	(3)	(3)	—	—
Employer contributions	32	30	9	5
Plan participants’ contributions	—	—	15	11
Benefits paid	(731)	(602)	(211)	(168)

Fair value of plan assets at end of period	$9,117	$8,643	$1,056	$1,131

Funded status
Funded status at end of period	$2,327	$1,542	$(1,629)	$(1,728)
Unrecognized transition (asset) liability	—	(23)	5	6
Unrecognized prior service costs	144	164	(54)	(74)
Unrecognized actuarial losses, net	896	1,349	657	866
Effects of fourth quarter activity	8	6	3	1

Net amount recognized	$3,375	$3,038	$(1,018)	$(929)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,689	$3,328	$—	$—
Accrued benefit liability	(440)	(397)	(1,018)	(929)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	126	107	—	—

Net amount recognized	$3,375	$3,038	$(1,018)	$(929)

Accumulated benefit obligation	$(6,556)	$(6,596)	$(2,685)	$(2,859)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $516 million, $448 million and $0 million, respectively, at September 30, 2004 and $508 million, $404 million and $0 million, respectively, at September 30, 2003.

In 2004 and 2003, the pension plan purchased annuity contracts from Prudential Insurance for $3 million and $3 million, respectively. The approximate future annual benefit payment for all annuity contracts was $23 million and $22 million in 2004 and 2003, respectively.

There were no material pension amendments in 2004. The benefit obligation for pensions increased by $10 million in 2003 related to non-qualified pension obligations transferred from a destacked subsidiary.

The benefit obligation for other postretirement benefits increased by $13 million for changes made in the substantive plan to medical, dental and life insurance benefits. There was an increase in cost of $11 million related to cost sharing changes for certain retirees for medical benefits. There was an increase in cost of $2 million associated with providing Prudential Financial benefits to employees of Cigna Life that were brought into Prudential Financial postretirement plans reflected at the January 1, 2004 remeasurement with credit for prior service. The benefit obligation for other postretirement benefits decreased by $73 million in 2003 for changes in the substantive plan made to medical, dental and life insurance benefits. There was a reduction in cost related to changes in the prescription drug program of $39 million and a reduction of $39 million for cost sharing shifts to certain retirees for medical and dental benefits. There was an increase in cost of $5 million associated with providing Prudential Financial benefits to former Prudential Securities Inc. (a destacked subsidiary) employees that transferred to Prudential Financial effective July 1, 2003.

The pension benefits were amended during the time period presented for 2002 to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits in the table below.

Employees were provided special termination benefits in conjunction with their termination of employment related to transactions in 2003 for certain destacked subsidiaries. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies. Costs related to these amendments are reflected in special termination benefits in the table below.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2004	2003	2002	2004	2003	2002
	(in millions)
Components of net periodic (benefit) cost
Service cost	$118	$149	$138	$10	$13	$13
Interest cost	389	419	434	147	150	148
Expected return on plan assets	(824)	(833)	(908)	(81)	(84)	(115)
Amortization of transition amount	(23)	(107)	(107)	1	2	14
Amortization of prior service cost	19	29	30	(7)	—	—
Amortization of actuarial net (gain) loss	18	8	(47)	28	10	(8)
Curtailments	—	37	—	—	—	—
Contractual termination benefits	—	—	1	—	—	—
Special termination benefits	—	44	—	—	1	—

Net periodic (benefit) cost	$(303)	$(254)	$(459)	$98	$92	$52

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2004 and September 30, 2003 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(in millions)
Increase in minimum liability included in other comprehensive income	$19	$55	$—	$—

The assumptions at September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2004	2003	2002	2004	2003	2002
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	6.50%	7.25%	5.75%	6.50%	7.25%
Discount rate (end of period)	5.75%	5.75%	6.50%	5.50%	5.75%	6.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.75%	8.75%	9.50%	7.75%	7.75%	9.00%
Health care cost trend rates (beginning of period)				6.05–10.00%	6.40–10.00%	6.76–8.76%
Health care cost trend rates (end of period)	—	—	—	5.44–10.00%	6.05–10.00%	6.40–10.00%
For 2004, 2003 and 2002 the ultimate health care cost trend rate after gradual decrease until: 2009, 2007, 2007 (beginning of period)				5.00%	5.00%	5.00%
For 2004, 2003 and 2002 the ultimate health care cost trend rate after gradual decrease until: 2009, 2007, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The pension and postretirement expected long term rates of return for 2004 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2004. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by an asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2005. The expected long term rate of return for 2005 is 8.50% and 8.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2004
(in millions)
One percentage point increase
Increase in total service and interest costs	$12
Increase in postretirement benefit obligation	208

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	178

Pension and postretirement plan asset allocation as of September 30, 2004 and September 30, 2003, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2004	2003	2004	2003
Asset category
U.S. Stocks	41%	49%	58%	52%
International Stocks	11%	9%	6%	5%
Bonds	40%	34%	22%	20%
Short-term Investments	0%	2%	3%	3%
Real Estate	6%	6%	0%	0%
Municipal Bonds	0%	0%	11%	20%
Other	2%	0%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2004 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2004		Postretirement Investment Policy Guidelines as of September 30, 2004
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	30%	52%	28%	68%
International Stocks	5%	15%	1%	8%
Bonds	42%	68%	11%	50%
Short-term Investments	0%	21%	0%	29%
Real Estate	2%	7%	0%	3%
Municipal Bonds	0%	0%	12%	12%
Other	0%	10%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, real estate, bonds and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. The postretirement equity is used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Inc. common stock as of September 30, 2004 or 2003 for either the pension plan or postretirement plans. Pension plan assets of $7,161 million and $7,311 million are included in Separate Account assets and liabilities as of September 30, 2004 and 2003, respectively.

The expected benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Expected Benefits Payments	Pension	Other Postretirement Benefits	Other Postretirement Benefits Subsidy Receipt
	(in millions)
2005	$412	$238	$—
2006	409	246	18
2007	410	253	19
2008	413	255	20
2009	414	255	21
2010-2014	2,173	1,265	121

Total	$4,231	$2,512	$199

The Company anticipates that it will make cash contributions in 2005 of $27 million to the pension plans and $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2004 and 2003, was $62 million and $52 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $52 million, $54 million and $55 million for the years ended December 31, 2004, 2003 and 2002, respectively.

15.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2004	2003	2002
	(in millions)
Current tax expense (benefit)
U.S.	$517	$379	$231
State and local	(12)	2	18
Foreign	9	15	4

Total	514	396	253

Deferred tax expense (benefit)
U.S.	284	48	(221)
State and local	(3)	(16)	(22)
Foreign	—	(1)	—

Total	281	31	(243)

Total income tax expense	$795	$427	$10

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2004	2003	2002
	(in millions)
Expected federal income tax expense	$958	$558	$1
Non-taxable investment income	(131)	(56)	(96)
Change in valuation allowance	—	(19)	22
Non-deductible expenses	(5)	(18)	67
State and local income taxes	(11)	(9)	(5)
Other	(16)	(29)	21

Total income tax expense	$795	$427	$10

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2004	2003
	(in millions)
Deferred tax assets
Insurance reserves	$1,133	$1,375
Policyholder dividends	1,287	1,136
Other	641	336

Deferred tax assets before valuation allowance	3,061	2,847
Valuation allowance	(24)	(28)

Deferred tax assets after valuation allowance	3,037	2,819

Deferred tax liabilities
Net unrealized investment gains	2,765	2,937
Deferred policy acquisition costs	1,069	1,168
Employee benefits	607	610
Other	361	33

Deferred tax liabilities	4,802	4,748

Net deferred tax liability	$(1,765)	$(1,929)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2004 and 2003, respectively, the Company had federal net operating and capital loss carryforwards of $66 million and $65 million, which expire between 2007 and 2018. At December 31, 2004 and 2003, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $32 million and $2,490 million, which expire between 2005 and 2024.

The Internal Revenue Service (the “Service”) has completed all examinations of the consolidated federal income tax returns through 1996. Tax years 1997 through 2001 are currently under examination by the Service. Management believes sufficient provisions have been made for potential adjustments.

16.	STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $3,327 million at December 31, 2004. There were applicable adjustments for unrealized capital gains of $824 million at December 31, 2004. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($8.4 billion as of December 31, 2004) or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses ($1.5 billion for the year ended December 31, 2004). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $1,878 million, $1,231 million and $(490) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,420 million and $7,472 million at December 31, 2004 and 2003, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York

Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.	RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $430 million, $501 million and $527 million for the years ended December 31, 2004, 2003, and 2002, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Under these service agreements, the Company converts deposited funds denominated in foreign currencies into U.S. dollars for payment to other subsidiaries of Prudential Financial. At December 31, 2004 and 2003, the Company’s affiliated liability due to these deposits was $0 million and $187 million, respectively, and is included within “Due to parent and affiliates.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $92 million, $214 million and $231 million for the years ended December 31, 2004, 2003 and 2002, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network.

The amounts due to the Company under all service agreements were $94 million and $166 million at December 31, 2004 and 2003, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Prumerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $220 million, $200 million and $195 million in “Net investment income” and $127 million, $92 million and $101 million in “General and administrative expenses” for the years ended December 31, 2004, 2003 and 2002, respectively. The amounts due to Prudential Financial and certain of its subsidiaries under such agreements were $39 million and $35 million at December 31, 2004 and 2003, respectively, and are included in “Due to parent and affiliates.”

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2004	2003
			(in millions)
U.S. Dollar floating rate notes (a)	2004-2008	1.31% - 3.06%	$285	$1,150
U.S. Dollar fixed rate note (b)	2004-2010	4.56% - 5.37%	100	120
Japanese Yen fixed rate note	2008	2.17%	722	690
Great Britain Pound floating rate note	2004	4.49% - 5.17%		95
Total long-term notes receivable – affiliated (c)			1,107	2,055
Short-term notes receivable – affiliated (d)			1,350	2,365
Total notes receivable - affiliated			$2,457	$4,420

(a)

On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years, which is included in floating rate notes. Included within floating rate notes is the current portion of long-term notes receivable, which was $150 million and $1,000 million at December 31, 2004 and 2003, respectively.

(b)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $0 million and $20 million at December 31, 2004 and 2003, respectively.
(c)

All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (a) above.

(d)	Short-term notes receivable have variable rates, which averaged 2.56% at December 31, 2004 and 1.36% at December 31, 2003. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $2 million and $3 million at December 31, 2004 and 2003, respectively, and is included in “Due from parent and affiliates.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $261 million and $228 million, associated with these transactions at December 31, 2004 and 2003, respectively.

Revenues related to lending activities to affiliates were $16 million, $24 million and $28 million in “Net investment income” and $53 million, $55 million and $82 million in “Other income” for the years ended December 31, 2004, 2003 and 2002, respectively.

Sales of Fixed Maturities between Affiliates

In June 2004, the Company sold fixed maturity investments to affiliates for $209 million, the fair value on the date of the transfer plus accrued interest. The affiliates recorded the investments at the historic amortized cost of the Company. The difference of $4 million between the historic amortized cost and the fair value, net of taxes was recorded as an increase to additional paid-in-capital.

In October 2003, the Company purchased fixed maturity investments from an affiliate for $595 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $29 million between the historic amortized cost and the fair value, net of taxes was recorded as a reduction to additional paid-in-capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $552 million and $370 million at December 31, 2004 and 2003, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $254 million and $263 million at December 31, 2004 and 2003, respectively.

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $483 million related to these agreements at December 31, 2004. The affiliated interest credited on these agreements was $9 million for the year ended December 31, 2004 and is included in “Interest credited to policyholders’ account balances.”

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

 Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value.

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$20,842	$21,798	$15,659	$17,188
Policy loans	7,196	8,471	7,207	8,647
Notes receivable - affiliated	2,457	2,507	4,420	4,476
Investment contracts	50,787	51,327	30,739	31,508
Short-term and long-term debt	4,921	5,199	5,234	5,490

19.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be based on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in the Company’s investment portfolio. With credit derivatives the Company can sell or buy credit protection on an identified name or names in return for receiving or paying a quarterly premium. This premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security. See Note 20 for a discussion of guarantees related to these credit derivatives.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also may use equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2004, 2003 and 2002 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2001	$8

Net deferred gains on cash flow hedges from January 1 to December 31, 2002	79
Amount reclassified into current period earnings	(30)

Balance, December 31, 2002	57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	(67)

Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	$(165)

It is anticipated that a pre-tax gain of approximately $27 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2005, offset by amounts pertaining to the hedged items. As of December 31, 2004, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholders’ Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were losses of $24 million, $33 million and $32 million in 2004, 2003 and 2002, respectively.

For the years ended December 31, 2004, 2003 and 2002, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

20.    COMMITMENTS AND GUARANTEES, CONTINGENCIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2004, 2003 and 2002 was $73 million, $59 million and $62 million, respectively.

The following table presents, at December 31, 2004, the Company’s future commitments on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2005	$—	$119	$(29)
2006	63	104	(27)
2007	252	91	(27)
2008	602	52	(20)
2009	2	38	(19)
Beyond 2009	1,727	76	(24)

Total	$2,646	$480	$(146)

For business reasons, the Company exits certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $480 million in total non-cancelable operating leases and $146 million in total sub-lease income, $105 million and $103 million, respectively, has already been reserved toward future period rental expenses.

In connection with the Company’s commercial mortgage banking business, it originates commercial mortgage loans. At December 31, 2004, the Company had outstanding commercial mortgage loan commitments with borrowers of $669 million. In certain of these transactions, the Company prearranges that it will sell the loan to an investor after the Company funds the loan. As of December 31, 2004, $494 million of the Company’s commitments to originate commercial mortgage loans are subject to such arrangements.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $3,728 million at December 31, 2004 principally reflecting commitments to purchase or fund investments, including $2,932 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,315 million at December 31, 2004. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees expire at various times over the next 10 years. At December 31, 2004, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

Certain contracts underwritten by the retirement services guaranteed products business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2004, such contracts in force carried a total guaranteed value of $1,798 million.

As discussed in Note 19, the Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $628 million at December 31, 2004. The credit default swaps generally have maturities of five years or less.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2004, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements.

Contingencies

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In 2004, the Company, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office, the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating fully with these inquiries. These matters are the subject of litigation brought by private plaintiffs, including putative class actions and shareholder derivative actions, and the California Department of Insurance and may be the subject of additional regulatory and private actions.

In August 2000, plaintiffs filed a purported national class action against Prudential Insurance in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to disclose adequately the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint includes allegations that Prudential Insurance should have disclosed to each policyholder who paid for coverage on a modal basis the dollar cost difference between the modal premium and the annual premium required for the policy, as well as the effective annual percentage rate of interest of such difference. Based on these allegations, plaintiffs assert statutory claims including violation of the New Mexico Unfair Practices Act, and common law claims for breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment. The complaint seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, pre-judgment interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed the finding of summary judgment in favor of plaintiffs and dismissed the counts in the complaint for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court to determine if the alleged nondisclosures were material to plaintiffs. In November 2004, the trial court issued an order holding that, as to the named plaintiffs, the non-disclosure was material and reliance had been established. Plaintiffs’ motion for class certification of a multi-state class is under consideration by the court.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential Insurance and other Prudential entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that the Company received prepayment of approximately $100 million. All defendants have moved to dismiss the complaint.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that Prudential Insurance and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the District Court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians.

In September 2004, the United States Court of Appeals for the Eleventh Circuit affirmed with respect only to the federal RICO claims. The trial is scheduled for September 2005.

The Company’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company’s financial position.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1 “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, Financial Accounting Standards Board revised Interpretation No. 46, “Consolidation of Variable Interest Entities” as of December 31, 2003, and the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation as of January 1, 2003.

/s/	PRICEWATERHOUSECOOPERS LLP

New York, New York

March 28, 2005

PART C:

OTHER INFORMATION

Item 27. EXHIBITS
Exhibit number	Description of Exhibit
(a)	Board of Directors Resolution:
(i) Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Appreciable Account. (Note 3)
(b)	Not Applicable.
(c)	Underwriting Contracts:
(i) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 4)
(ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 3)
(iii) Schedule of Sales Commissions. (Note 4)
(d)	Contracts:
(i) Variable Appreciable Life Insurance Contracts: (Note 4)
(a) With fixed death benefit for use in New Jersey and domicile approval states.
(b) With variable death benefit for use in New Jersey and domicile approval states.
(c) With fixed death benefit for use in non-domicile approval states.
(d) With variable death benefit for use in non-domicile approval states.
(ii) Rider for Insured's Waiver of Premium Benefit. (Note 4)
(iii) Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(iv) Rider for Insured's Accidental Death Benefit. (Note 4)
(v) Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(vi) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 5)
(vii) Rider for Interim Term Insurance Benefit. (Note 4)
(viii) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(ix) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(x) Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)
(xi) Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions. (Note 4)
(xii) Rider for Level Term Insurance Benefit on Dependent Children - from Term Conversions or Attained Age Change. (Note 4)
(xiii) Endorsement defining Insured Spouse. (Note 4)
(xiv) Rider covering lack of Evidence of Insurability on a Child. (Note 4)
(xv) Rider modifying Waiver of Premium Benefit. (Note 4)
(xvi) Rider to terminate a Supplementary Benefit. (Note 4)
(xvii) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xviii) Rider to provide for exclusion of Aviation Risk. (Note 4)
(xix) Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xx) Rider to provide for exclusion for War Risk. (Note 4)
(xxi) Rider to provide for Reduced Paid-up Insurance. (Note 4)
(xxii) Rider providing for Option to Exchange Policy. (Note 4)
(xxiii) Endorsement defining Ownership and Control of the Contract. (Note 4)
(xxiv) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 4)
(xxv) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 4)
(xxvi) Endorsement issued in connection with Smoker Qualified Contracts. (Note 4)
(xxvii) Home Office Endorsement. (Note 4)
(xxviii) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 4)
(xxix) Endorsement showing Basis of Computation for Smoker Contracts. (Note 4)
(xxx) Rider for Term Insurance Benefit on Life of Insured - Decreasing Amount After Three Years. (Note 4)
(xxxi) Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 4)
(xxxii) Rider Level Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xxxiii) Living Needs Benefit Rider:
(a)for use in Florida (Note 4)
(b)for use in all approved jurisdictions except Florida and New York(Note 4)
(c)for use in New York. (Note 4)
(xxxiv) Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xxxv) Rider Renewable Term Insurance Benefit on Life of Insured -- Premium Increases Annually. (Note 4)
(xxxvi) Rider for Term Insurance Benefit on Life of Insured -- Decreasing Amount. (Note 4)
(xxxvii) Rider for a Level Premium Option. (Note 4)
(xxxviii) Payment of unscheduled Premium Benefit. (Note 4)
(xxxix) Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 4)
(xl) Endorsement altering the Assignment provision. (Note 2)
(xli) Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xlii) Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 5)
(xliii) Rider for Level Term Insurance Benefit on Life of Insured -- Premium Increases Annually. (Note 5)
(xliv) Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 5)
(xlv) Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 5)
(xlvi) Endorsement for altering List of Investment Options. (Note 7)
(e)	Application:
(i) Application Form. (Note 6)
(ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)
(f)	Depositor's Certificate of Incorporation and By-Laws:
(i) Charter of The Prudential Insurance Company of America, as amended February 14, 2003. (Note 8)
(ii) By-laws of The Prudential Insurance Company of America, as amended February 14, 2002. (Note 8)
(g)	Not Applicable
(h)	None.
(i)	Administrative Contracts:
(i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 9)
(j)	Powers of Attorney:
F. Becker, G. Casellas, R. Carbone, J. Cullen W. Gray, III, J. Hanson, G. Hiner, C. Horner A. Ryan, I. Schmertz, J. Unruh (Note 3)
(k)	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)
(l)	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)
(m)	Calculation. (Note 1)
(n)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)
(o)	None.
(p)	Not applicable.
(q)	Redeemability Exemption:
(i) Memoradum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversions to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 1)

(Note    1)     Filed herewith.
(Note    2)     Incorporated  by  reference to Post-Effective Amendment No. 14 to this Registration Statement, filed
                February 15, 1995.
(Note    3)     Incorporated by reference to Post-Effective  Amendment No. 15 to this Registration Statement, filed May 1, 1995.
(Note    4)     Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed
                April 28, 1997.
(Note    5)     Incorporated  by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed
                December 26, 1996.
(Note    6)     Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed
                April 19, 1999.
(Note    7)     Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed
                April 26, 2000.
(Note    8)     Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed
                February 14, 2003 on behalf of the Prudential Variable Contract Account GI-2.
(Note    9)     Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed
                April 30, 2003.

Item 28. Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations during the past 5 years, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

FREDERIC K. BECKER--Director  since 1994 (current term expires June, 2005).  Chairman,  Audit Committee;
Member,  Corporate Governance Committee;  Member,  Executive Committee.  President,  Wilentz Goldman & Spitzer,
P.A. (law firm) since 1989, with firm since 1960.

GORDON M. BETHUNE--Director since 2005 (current term expires June, 2005). Retired since 2004. Chairman and Chief
Executive Officer, Continental Airlines, Inc. since 1996. Mr. Bethune is also a director of Honeywell International,
Sprint Corporation and Willis Group Holdings.

W. GASTON CARPERTON III--Director since 2004 (current term expires June, 2005). Member, Compensation Committee,
President, The College Board since 1999. Governor Caperton is also a director of Owens Corning and United
Bankshares, Inc.

GILBERT F.  CASELLAS--Director  since 1998 (current term expires June, 2005). Member,  Committee on Business Ethics; Member,  Committee
on Finance &  Dividends;  Member,  Investment  Committee.  President,  Casellas  &  Associates,  LLC since  2002.  President  and Chief
Executive  Officer,  Q-Linx Inc. from January 2001 to September 2001.  President and Chief  Operating  Officer,  The Swarthmore  Group,
Inc. prior to December 2000.

JAMES G.  CULLEN--Director  since 1994 (current term expires June, 2005).  Member,  Compensation  Committee;  Member,  Audit Committee.
Retired  since  2000.  President  & Chief  Operating  Officer,  Bell  Atlantic  Corporation,  prior to 2000.  Mr.  Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson.

WILLIAM H. GRAY  III--Director  since 1991  (current  term expires June,  2005).  Chairman,  Corporate  Governance  Committee;  Member,
Executive  Committee;  Member,  Committee on Business  Ethics.  President and Chief  Executive  Officer of The College  Fund/UNCF. Retired
since 2004. Mr. Gray is also a director of JP Morgan Chase & Co., Dell Computer  Corporation, and  Pfizer,
Inc.

JON F. HANSON--Director since 1991 (current term expires June, 2005). Chairman,  Investment Committee;  Chairman,  Committee on Finance
& Dividends.  Chairman of The Hampshire  Companies  since 1976. Mr. Hanson is also a director of CD&L, Inc.,
HealthSouth  Corp., Yankee Global Enterprises,  and Pascack Community Bank.

GLEN H.  HINER--Director  since 1997 (current term expires June,  2005).  Member,  Committee on Business Ethics;  Member,  Compensation
Committee;  Member,  Investment Committee;  Member,  Committee on Finance & Dividends.  Chairman, Dana Corporation since 2003. Chairman and Chief  Executive  Officer of Owens Corning prior to 2002. Mr. Hiner is also a director of Dana Corporation.

CONSTANCE J.  HORNER--Director  since 1994  (current term expires June,  2005).  Member,  Compensation  Committee;  Member,  Corporate
Governance  Committee.  Guest Scholar,  The Brookings Institute,  since 1993. Ms. Horner is also a director of Ingersoll-Rand  Company,
Ltd., and Pfizer, Inc.

KARL J.  KRAPEK--Director  since 2004.  (current term expires June, 2005).  Retired since 2002.  President and Chief Operating Officer,
United  Technologies  Corporation  prior to 2002.  Mr. Krapek is also a director of Lucent  Technologies,  Visteon
Corporation.

IDA F.S.  SCHMERTZ--Director  since 1997 (current term expires June, 2005).  Member,  Audit Committee.  Principal of Microleasing,  LLC
since  2001.  Chairman  of  Volkhov   International   Business  Incubator  from  1995  to  2002.  Principal  of  Investment  Strategies
International prior to 2000.

JAMES A.  UNRUH--Director  since 1996 (current  term expires  June,  2005).  Member,  Corporate  Governance  Committee;  Member,  Audit
Committee.  Founding Principal, Alerion Capital Group, LLC since 1998.

                                                          PRINCIPAL OFFICERS

ARTHUR F.  RYAN--Chairman  of the Board,  Chief  Executive  Officer and President,  Prudential,  since 1994 (current term expires June,
2004).  Mr. Ryan is also a director of Regeneron Pharmaceuticals.

VIVIAN L. BANTA--Chief  Executive Officer,  Insurance  Division,  Prudential,  since 2002.  Executive Vice President from 2000 to 2002.
Senior Vice  President  from January 2000 to March 2000.  Prior to joining  Prudential  Ms. Banta was an  independent  consultant.

MARK B. GRIER--Vice Chairman, Financial Management,  Prudential, since 2002. Executive Vice President,  Financial Management, from 2000 to 2002. Prior to 2000 Executive Vice President, Corporate Governance.

ROBERT C. GOLDEN--Executive Vice President, Prudential, since 1997.

RICHARD J.  CARBONE--Senior  Vice President and Chief Financial  Officer,  Prudential,  since 1997.

C. EDWARD  CHAPLIN--Senior  Vice President and Treasurer,  Prudential,  since 2000. Vice President and Treasurer from 1995 to 2000. Mr.
Chaplin is also a director of MBIA, Inc.

JOHN M.  LIFTIN--Senior  Vice President and General Counsel,  Prudential,  since 1998.

PETER B. SAYRE--Senior Vice President and Corporate Controller, Prudential since 2004. Vice President, Chief Tax Officer, from 2000 to 2004; Vice President and Associate Comptroller, prior to 2000.

SHARON C. TAYLOR--Senior Vice President,  Prudential,  since June 2002. Vice President,  Human Resources Communities of Practice,  from
2000 to 2002; Vice President,  Human Resources & Ethics Officer,  Individual  Financial  Services,  prior to
2000.

KATHLEEN M. GIBSON--Vice President and Secretary,  Prudential,  since 2002. Associate General Counsel and Assistant Secretary,  Becton,
Dickinson and Company,  from 2001 to 2002. Vice President and Corporate Secretary,  Honeywell  International,
Inc. prior to 2001.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed March 9, 2005.

Item 30. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (ii) to Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of The Prudential Variable Contract Account GI-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

Pruco Securities LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Prusec, organized in 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC ("Prusec")
Name and Principal Business Address	Position and Office With Depositor
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, manager, Chief Operating Officer
Clifford E. Kirsch (Note 1)	Vice President, Chief Legal Officer, Secretary
Bernard Russo (Note 1)	Vice President, Controller, Chief Financial Officer
James G. Carroll (Note 1)	Vice President, Chief Compliance Officer
Maryanne Ryan (Note2)	Vice President, Anti-Money Laundering Officer
Thomas H. Harris (Note 1)	Vice President
Mark A. Hug (Note 1)	Vice President
Patrick L. Hynes (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
C. Edward Chaplin (Note 2)	Vice President, Treasurer
Ralph Aquilera (Note 1)	Assistant Controller
James J. Avery, Jr. (Note 1)	Manager
Kieran J. Quinn (Note 1)	Vice President
David R. Odenath (Note 3)	Manager
Judy A. Rice (Note 3)	Manager
Martin Chotiner (Note 1)	Assistant Controller
Raymond H. Goslin (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Valerie Simpson (Note 1)	Assistant Controller
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Robert Montellione (Note 1)	Assistant Treasurer
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Thomas Castano (Note 1)	Assistant Secretary
Kathleen Gibson (Note 2)	Vice President, Assistant Secretary
Sue J. Nam (Note 2)	Assistant Secretary
Helene Gurian (Note 2)	Vice President, Anti-Money Laundering Officer

(1)	213 Washington Street, Newark, NJ 07102
(2)	751 Broad Street, Newark, NJ 07102
(3)	100 Mulberry Street, Newark, NJ 07102
(4)	One New York Plaza, 11th Floor, New York, NY 10004

Prusec serves as principal underwriter of the variable insurance Contract issued by Prudential. Prusec received gross distribution revenue for its individual variable life products of $114,496,331 in 2004. Prusec passes through the gross distribution revenue it received to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the policies. However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives. Prusec retained compensation of $10,572,253 in 2004. Prusec offers the Contract on a continuous basis.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 32. Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services

Not Applicable.

Item 34. Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this XXth day of April, 2005.

(Seal)

The Prudential Variable Appreciable Account
(Registrant)

By: The Prudential Insurance Company of America
(Depositor)

Attest:	/s/ Thomas C. Castano	By:	/s/ Bernard J. Jacob
	Thomas C. Castano		Bernard J. Jacob
	Assistant Secretary		President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on this XXth day of April, 2005.

Signature and Title

/s/*__________________________
Arthur F. Ryan
Chairman of the Board, President, and Chief Executive Officer

/s/*_________________________
Peter B. Sayre
Senior Vice President and Corporate Controller

/s/*_________________________
Richard J. Carbone
Senior Vice President and Chief Financial Officer

*By: /s/ Thomas C. Castano
Thomas C. Castano
(Attorney-in-Fact)

/s/*_________________________
Frederic K. Becker
Director

/s/*_________________________
Gilbert F. Casellas
Director

/s/*_________________________
James G. Cullen
Director

/s/*_________________________
William H. Gray, III
Director

/s/*_________________________
Jon F. Hanson
Director

/s/*_________________________
Glen H. Hiner, Jr.
Director

/s/*_________________________
Constance J. Horner
Director

/s/*_________________________	*By: /s/ Thomas C. Castano
Ida F.S. Schmertz	Thomas C. Castano
Director	(Attorney-in-Fact)

/s/*_________________________
James A. Unruh
Director

EXHIBIT INDEX

Item 27.

(k) Legal Opinion and Consent:	Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

(l) Actuarial Opinion and Consent:	Opinion and Consent of Nancy D. Davis, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures.

(n) Calculation:	Calculation of sample illustrations.

(n) Auditor Consent:	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

(q) Redeemability Exemption:	Memoradum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversions to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).